================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 13, 1998

         CHANCELLOR MEDIA CORPORATION           CHANCELLOR MEDIA CORPORATION OF LOS ANGELES
         (Exact Name of Registrant as                   (Exact Name of Registrant as
            Specified in Charter)                          Specified in Charter)
                  000-21570                                      333-32259
            (Commission File No.)                          (Commission File No.)
                  75-2247099                                     75-2451687
                (IRS Employer                                  (IRS Employer
             Identification No.)                            Identification No.)
                   DELAWARE                                       DELAWARE
         (State or Other Jurisdiction                   (State or Other Jurisdiction
              of Incorporation)                              of Incorporation)

                         433 EAST LAS COLINAS BOULEVARD
                                   SUITE 1130
                              IRVING, TEXAS 75039
                             (Address of Principal
                               Executive Offices

                                 (972) 869-9020
                            (Registrant's telephone
                          number, including area code)

================================================================================

ITEM 5. OTHER EVENTS

     On January 13, 1998, Chancellor Media Corporation ("Chancellor Media") and its wholly-owned subsidiary, Chancellor Media Corporation of Los Angeles ("CMCLA"), completed the Unaudited Pro Forma Financial Statements which are filed with this Current Report on Form 8-K. Chancellor Media and CMCLA deem the Unaudited Pro Forma Financial Statements to be of importance to its security holders.

     The following Unaudited Pro Forma Financial Statements are filed with this report:

CHANCELLOR MEDIA CORPORATION AND SUBSIDIARIES:
  Unaudited Pro Forma Condensed Combined Balance Sheet at
     September 30, 1997.....................................  A-2
  Unaudited Pro Forma Condensed Combined Statement of
     Operations for the year ended December 31, 1996........  A-3
  Unaudited Pro Forma Condensed Combined Statement of
     Operations for the nine months ended September 30,
     1997...................................................  A-4
  Notes to Unaudited Pro Forma Condensed Combined Financial
     Statements.............................................  A-5

CHANCELLOR MEDIA CORPORATION OF LOS ANGELES AND
  SUBSIDIARIES:
  Unaudited Pro Forma Condensed Combined Balance Sheet at
     September 30, 1997.....................................  B-2
  Unaudited Pro Forma Condensed Combined Statement of
     Operations for the year ended December 31, 1996........  B-3
  Unaudited Pro Forma Condensed Combined Statement of
     Operations for the nine months ended September 30,
     1997...................................................  B-4
  Notes to Unaudited Pro Forma Condensed Combined Financial
     Statements.............................................  B-5

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANCELLOR MEDIA CORPORATION                           CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

              By: /s/ MATTHEW E. DEVINE                              By: /s/ MATTHEW E. DEVINE
  -------------------------------------------------      -------------------------------------------------
                  Matthew E. Devine                                      Matthew E. Devine
               Chief Financial Officer                                Chief Financial Officer

Date: January 13, 1998

                          CHANCELLOR MEDIA CORPORATION

                        PRO FORMA FINANCIAL INFORMATION

     The unaudited pro forma condensed combined financial statements of Chancellor Media Corporation ("Chancellor Media" and, together with its subsidiaries, the "Company") are presented using the purchase method of accounting for all acquisitions and reflect (i) the combination of consolidated historical financial data of the Company, each of the stations acquired by the Company in the transactions completed by the Company (the "Completed Transactions") and each of the stations to be acquired by the Company in the transactions of the Company pending as of the date hereof (the "Pending Transactions") and (ii) the elimination of the consolidated historical data of the stations disposed in the Completed Transactions and stations to be disposed in the Pending Transactions. The unaudited pro forma condensed combined balance sheet data at September 30, 1997 presents adjustments for those Completed Transactions consummated since such date, the Pending Transactions and the offering by Chancellor Media Corporation of Los Angeles ("CMCLA"), Chancellor Media's wholly-owned subsidiary, of $500.0 million aggregate principal amount of 8 1/8% Senior Subordinated Notes due 2007, which was completed on December 22, 1997 (the "Offering"), as if each such transaction had occurred at September 30, 1997. The unaudited pro forma condensed combined statements of operations data for the twelve months ended December 31, 1996 and the nine months ended September 30, 1997 present adjustments for the Completed Transactions, the Pending Transactions, certain other financing transactions undertaken during 1997 (the "Financing Transactions"), certain financing transactions undertaken during 1996, and the Offering and the application of the net proceeds therefrom, as if each such transaction occurred on January 1, 1996.

     The purchase method of accounting has been used in the preparation of the unaudited pro forma condensed combined financial statements. Under this method of accounting, the aggregate purchase price is allocated to assets acquired and liabilities assumed based on their estimated fair values. For purposes of the unaudited pro forma condensed combined financial statements, the purchase prices of the assets acquired and to be acquired in the Completed Transactions and the Pending Transactions have been allocated based primarily on information furnished by management of the acquired assets. The final allocation of the respective purchase prices of the assets acquired and to be acquired in the Completed Transactions and the Pending Transactions are determined a reasonable time after consummation of such transactions and are based on a complete evaluation of the assets acquired and liabilities assumed. Accordingly, the information presented herein may differ from the final purchase price allocation; however, such allocations are not expected to differ materially from the preliminary amounts.

     In the opinion of the Company's management, all adjustments have been made that are necessary to present fairly the pro forma data.

     The unaudited pro forma condensed combined financial statements should be read in conjunction with the respective financial statements and related notes thereto of the Company which have been previously reported. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations or financial position that would have been achieved had the transactions reflected therein been consummated as of the dates indicated, or of the results of operations or financial positions for any future periods or dates.

                          CHANCELLOR MEDIA CORPORATION

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             AT SEPTEMBER 30, 1997
                                 (IN THOUSANDS)

                                                                                  COMPANY       PRO FORMA
                                                                  PRO FORMA     AS ADJUSTED    ADJUSTMENTS
                                                    COMPANY      ADJUSTMENTS      FOR THE        FOR THE       COMPANY
                                                   HISTORICAL   FOR COMPLETED    COMPLETED       PENDING      PRO FORMA
                                                   AT 9/30/97   TRANSACTIONS    TRANSACTIONS   TRANSACTIONS    COMBINED
                                                   ----------   -------------   ------------   ------------   ----------
  ASSETS:
Current assets...................................  $ 210,544      $ 58,542(1)    $  269,086      $    --      $  269,086
Property and equipment, net......................    136,405        24,098(1)       160,503        4,176(3)      164,679
Intangible assets, net...........................  3,828,014       691,953(1)     4,519,967       92,824(3)    4,612,791(4)
Other assets.....................................     38,413        26,761(1)        71,824       (4,650)(3)      67,174
                                                                    (8,350)(1)
                                                                    15,000(2)
                                                   ----------     --------       ----------      -------      ----------
  Total assets...................................  $4,213,376     $808,004       $5,021,380      $92,350      $5,113,730
                                                   ==========     ========       ==========      =======      ==========
LIABILITIES AND STOCKHOLDERS' EQUITY:
Liabilities......................................
Current liabilities..............................  $   86,739     $ 46,880(1)    $  133,619      $    --      $  133,619
Long-term debt, excluding current portion........   1,857,000      714,373(1)     2,586,373       92,350(3)    2,678,723
                                                                   500,000(2)
                                                                  (485,000)(2)
Deferred tax liabilities (assets)................     421,408      (16,921)(1)      404,487           --         404,487
Other liabilities................................         997       48,672(1)        49,669           --          49,669
                                                   ----------     --------       ----------      -------      ----------
  Total liabilities..............................   2,366,144      808,004        3,174,148       92,350       3,266,498
Redeemable preferred stock.......................     449,614           --          449,614           --         449,614
STOCKHOLDERS' EQUITY:
Preferred stock..................................     299,500           --          299,500           --         299,500
Common stock.....................................         596           --              596           --             596
Additional paid in capital.......................   1,223,273           --        1,223,273           --       1,223,273
Accumulated deficit..............................    (125,751)          --         (125,751)          --        (125,751)
                                                   ----------     --------       ----------      -------      ----------
  Total stockholders' equity.....................   1,397,618           --        1,397,618           --       1,397,618
                                                   ----------     --------       ----------      -------      ----------
  Total liabilities and stockholders' equity.....  $4,213,376     $808,004       $5,021,380      $92,350      $5,113,730
                                                   ==========     ========       ==========      =======      ==========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

                          CHANCELLOR MEDIA CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

                                                                             PRO FORMA        COMPANY
                                                                            ADJUSTMENTS     AS ADJUSTED
                                                              COMPLETED       FOR THE         FOR THE         PENDING
                                                COMPANY     TRANSACTIONS     COMPLETED       COMPLETED      TRANSACTIONS
        YEAR ENDED DECEMBER 31, 1996           HISTORICAL   HISTORICAL(5)   TRANSACTIONS    TRANSACTIONS   HISTORICAL(14)
        ----------------------------           ----------   -------------   ------------    ------------   --------------
Gross revenues...............................   $337,405      $662,800       $ (15,964)(6)   $ 984,241        $30,022
Less: agency commissions.....................    (43,555)      (64,874)             --        (108,429)        (5,395)
                                                --------      --------       ---------       ---------        -------
Net revenues.................................    293,850       597,926         (15,964)        875,812         24,627
Station operating expenses excluding
  depreciation and amortization..............    174,344       375,802         (15,964)(6)     524,147         13,718
                                                                               (10,035)(7)
Depreciation and amortization................     93,749        68,856         190,750(8)      353,355          1,818
Corporate general and administrative
  expenses...................................      7,797        11,440          10,035(7)       22,925          1,024
                                                                                (6,347)(10)
Stock option compensation....................         --         3,800              --           3,800             --
                                                --------      --------       ---------       ---------        -------
Operating income (loss)......................     17,960       138,028        (184,403)        (28,415)         8,067
Interest expense.............................     37,527       110,081          50,445(11)     198,053           (367)
Other (income) expense.......................       (477)         (795)             --          (1,272)           (48)
                                                --------      --------       ---------       ---------        -------
Income (loss) before income taxes............    (19,090)       28,742        (234,848)       (225,196)         8,482
Income tax expense (benefit).................     (2,896)        9,883         (64,199)(12)    (57,212)            --
Dividends and accretion on preferred stock of
  subsidiary.................................         --        38,400              --          38,400             --
                                                --------      --------       ---------       ---------        -------
Net income (loss)............................    (16,194)      (19,541)       (170,649)       (206,384)         8,482
Preferred stock dividends....................      3,820         7,700          14,150(13)      25,670             --
                                                --------      --------       ---------       ---------        -------
Income (loss) attributable to common
  stockholders...............................   $(20,014)     $(27,241)      $(184,799)      $(232,054)       $ 8,482
                                                ========      ========       =========       =========        =======
Income (loss) per common share...............   $  (0.33)
                                                ========
Weighted average common shares
  outstanding(19)............................     60,414                        58,513
                                                ========                     =========
Broadcast cash flow..........................   $119,506      $222,124       $  10,035       $ 351,665        $10,909
                                                ========      ========       =========       =========        =======

                                                PRO FORMA
                                               ADJUSTMENTS
                                                 FOR THE        COMPANY
                                                 PENDING       PRO FORMA
        YEAR ENDED DECEMBER 31, 1996           TRANSACTIONS     COMBINED
        ----------------------------           ------------    ----------
Gross revenues...............................    $(1,963)(15)  $1,012,300
Less: agency commissions.....................         --         (113,824)
                                                 -------       ----------
Net revenues.................................     (1,963)         898,476
Station operating expenses excluding
  depreciation and amortization..............     (4,000)(15)     533,865

Depreciation and amortization................      4,231(16)      359,404
Corporate general and administrative
  expenses...................................         --           23,949

Stock option compensation....................         --            3,800
                                                 -------       ----------
Operating income (loss)......................     (2,194)         (22,542)
Interest expense.............................      6,465(17)      204,151
Other (income) expense.......................         --           (1,320)
                                                 -------       ----------
Income (loss) before income taxes............     (8,659)        (225,373)
Income tax expense (benefit).................        (62)(18)     (57,274)
Dividends and accretion on preferred stock of
  subsidiary.................................         --           38,400
                                                 -------       ----------
Net income (loss)............................     (8,597)        (206,499)
Preferred stock dividends....................         --           25,670
                                                 -------       ----------
Income (loss) attributable to common
  stockholders...............................    $(8,597)      $ (232,169)
                                                 =======       ==========
Income (loss) per common share...............                  $    (1.95)
                                                               ==========
Weighted average common shares
  outstanding(19)............................                     118,927
                                                               ==========
Broadcast cash flow..........................    $ 2,037       $  364,611
                                                 =======       ==========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

                          CHANCELLOR MEDIA CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                 (IN THOUSANDS)

                                                                             PRO FORMA        COMPANY
                                                                            ADJUSTMENTS     AS ADJUSTED
                                                              COMPLETED       FOR THE         FOR THE         PENDING
                                                COMPANY     TRANSACTIONS     COMPLETED       COMPLETED      TRANSACTIONS
    NINE MONTHS ENDED SEPTEMBER 30, 1997       HISTORICAL   HISTORICAL(5)   TRANSACTIONS    TRANSACTIONS   HISTORICAL(14)
    ------------------------------------       ----------   -------------   ------------    ------------   --------------
Gross revenues...............................   $382,994      $447,178       $ (15,119)(6)   $ 815,053        $ 4,436
Less: agency commissions.....................    (49,711)      (41,306)             --         (91,017)        (1,364)
                                                --------      --------       ---------       ---------        -------
Net revenues.................................    333,283       405,872         (15,119)        724,036          3,072
Station operating expenses excluding
  depreciation and amortization..............    184,713       255,874         (15,119)(6)     417,297          6,783
                                                                                (8,171)(7)
Depreciation and amortization................    104,386        29,870         117,885(8)      252,141           (602)
Corporate general and administrative
  expenses...................................     11,646         8,133           8,171(7)       26,108             --
                                                                                (1,842)(10)
Merger expense...............................         --         6,124          (6,124)(9)          --             --
Restructuring charge.........................         --         7,095              --           7,095             --
Stock option compensation....................         --         3,083              --           3,083             --
                                                --------      --------       ---------       ---------        -------
Operating income (loss)......................     32,538        95,693        (109,919)         18,312         (3,109)
Interest expense.............................     45,036        73,368          43,988(11)     162,392             --
Other (income) expense.......................    (18,380)          128              --         (18,252)           (68)
                                                --------      --------       ---------       ---------        -------
Income (loss) before income taxes............      5,882        22,197        (153,907)       (125,828)        (3,041)
Income tax expense (benefit).................      5,244         7,086         (40,165)(12)    (27,835)            --
Dividends and accretion on preferred stock of
  subsidiary.................................      2,779        27,321              --          30,100             --
                                                --------      --------       ---------       ---------        -------
Net income (loss)............................     (2,141)      (12,210)       (113,742)       (128,093)        (3,041)
Preferred stock dividends....................      5,748         5,281           8,287(13)      19,316             --
                                                --------      --------       ---------       ---------        -------
Income (loss) attributable to common
  stockholders...............................   $ (7,889)     $(17,491)      $(122,029)      $(147,409)       $(3,041)
Income (loss) per common share...............   $  (0.09)
                                                ========
Weighted average common shares
  outstanding(19)............................     87,690                        31,412
                                                ========                     =========
Broadcast cash flow..........................   $148,570      $149,998       $   8,171       $ 306,739        $(3,711)
                                                ========      ========       =========       =========        =======

                                                                COMPANY AS
                                                PRO FORMA      ADJUSTED FOR
                                               ADJUSTMENTS         THE
                                                 FOR THE        COMPLETED
                                                 PENDING       AND PENDING
    NINE MONTHS ENDED SEPTEMBER 30, 1997       TRANSACTIONS    TRANSACTIONS
    ------------------------------------       ------------    ------------
Gross revenues...............................    $ (2,711)(15)  $ 816,778
Less: agency commissions.....................          --         (92,381)
                                                 --------       ---------
Net revenues.................................      (2,711)        724,397
Station operating expenses excluding
  depreciation and amortization..............      (3,201)(15)    420,879

Depreciation and amortization................       3,441(16)     254,980
Corporate general and administrative
  expenses...................................          --          26,108

Merger expense...............................          --              --
Restructuring charge.........................          --           7,095
Stock option compensation....................          --           3,083
                                                 --------       ---------
Operating income (loss)......................      (2,951)         12,252
Interest expense.............................       4,849(17)     167,241
Other (income) expense.......................          --         (18,320)
                                                 --------       ---------
Income (loss) before income taxes............      (7,800)       (136,669)
Income tax expense (benefit).................      (3,794)(18)    (31,629)
Dividends and accretion on preferred stock of
  subsidiary.................................          --          30,100
                                                 --------       ---------
Net income (loss)............................      (4,006)       (135,140)
Preferred stock dividends....................          --          19,316
                                                 --------       ---------
Income (loss) attributable to common
  stockholders...............................    $ (4,006)      $(154,456)
Income (loss) per common share...............                   $   (1.30)
                                                                =========
Weighted average common shares
  outstanding(19)............................                     119,102
                                                                =========
Broadcast cash flow..........................    $    490       $ 303,518
                                                 ========       =========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE COMPLETED TRANSACTIONS COMPLETED AFTER SEPTEMBER 30, 1997

(1) Reflects the Completed Transactions that were completed after September 30, 1997 as follows:

                                                               PURCHASE PRICE ALLOCATION
                         -----------------------------------------------------------------------------------------------------
                           PURCHASE                PROPERTY AND   INTANGIBLE                            DEFERRED
                         PRICE/(SALES   CURRENT     EQUIPMENT,     ASSETS,      OTHER       CURRENT       TAX         OTHER
COMPLETED TRANSACTIONS      PRICE)       ASSETS       NET(a)        NET(a)      ASSETS    LIABILITIES    ASSET     LIABILITIES
-----------------------  ------------   --------   ------------   ----------   --------   -----------   --------   -----------
Chicago/Dallas
  Exchange(b)..........    $  3,500     $    --      $ 4,084       $   (584)   $    --     $     --     $    --     $     --
Katz Acquisition(c)....     379,223      58,542       14,770        357,781     26,761      (46,880)     16,921      (48,672)
Gannett
  Acquisition(d).......     340,000          --        5,244        334,756         --           --          --           --
                           --------     -------      -------       --------    -------     --------     -------     --------
      Total............    $722,723     $58,542      $24,098       $691,953    $26,761     $(46,880)    $16,921     $(48,672)
                           ========     =======      =======       ========    =======     ========     =======     ========

                                 FINANCING
                         --------------------------
                         (INCREASE)     INCREASE
                          DECREASE    (DECREASE) IN
                          IN OTHER      LONG-TERM
COMPLETED TRANSACTIONS     ASSETS         DEBT
-----------------------  ----------   -------------
Chicago/Dallas
  Exchange(b)..........    $8,350       $ (4,850)
Katz Acquisition(c)....        --        379,223
Gannett
  Acquisition(d).......        --        340,000
                           ------       --------
      Total............    $8,350       $714,373
                           ======       ========

---------------

(a) The Company has assumed that historical balances of net property and equipment acquired approximate fair value for the preliminary allocation of the purchase price. Such amounts are based primarily on information provided by the management of Katz Media Group, Inc. ("KMG") and by the management of the respective stations acquired. The Company, on a preliminary basis, has allocated the $357,781 of intangible assets related to the Katz Acquisition (as defined) to representation contracts and goodwill. This preliminary allocation is based upon information provided by the management of KMG.

(b) On October 7, 1997, the Company acquired, in the Bonneville Acquisition, KZPS-FM and KDGE-FM in Dallas for $83,500 in cash. On July 14, 1997, the Company completed the disposition of WLUP-FM in Chicago to Bonneville International Corporation ("Bonneville") and placed $80,000 in a trust pending the completion of the deferred exchange of WLUP-FM in Chicago for KZPS-FM and KDGE-FM in Dallas (the "Chicago/Dallas Exchange"). The Chicago/Dallas Exchange was accounted for as a like-kind exchange and no gain or loss was recognized upon consummation of the exchange. The decrease in long-term debt of $4,850 represents the refund of $8,350 in escrow funds previously paid by the Company on June 29, 1997 and classified as other assets at September 30, 1997 less $3,500 in cash boot paid to Bonneville.

(c) On October 28, 1997, the Company acquired KMG, a full service media representation firm, in a tender offer transaction for a total purchase price of approximately $379,223 (the "Katz Acquisition") which included (i) the conversion of each outstanding share of KMG Common Stock into the right to receive $11.00 in cash, resulting in total cash payments of $149,601,
    (ii) the assumption of long-term debt of KMG and its subsidiaries of $222,122 which includes borrowings outstanding under the senior credit facility of KMG and its subsidiaries of $115,122 and $100,000 of 10 1/2% Senior Subordinated Notes due 2007 of Katz Media Corporation (the "10 1/2% Notes") and (iii) estimated acquisition costs of $7,500.

(d) On December 29, 1997, the Company acquired, in the Gannett Acquisition, 5 radio stations in 3 major markets from Pacific & Southern Co. ("P&S"), a subsidiary of Gannett Co., including WGCI-FM/AM in Chicago, KHKS-FM in Dallas, and KKBQ-FM/AM in Houston, for $340,000 in cash.

(2) Reflects the estimated proceeds of $485,000 received on December 22, 1997 from the issuance of $500,000 of CMCLA's 8 1/8% Senior Subordinated Notes due 2007 (the "8 1/8% Notes"), net of deferred debt issuance costs of $15,000. The net proceeds of the Offering were used to reduce bank borrowings under the Senior Credit Facility (as defined).

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE PENDING TRANSACTIONS

(3) Reflects the Pending Transactions as follows:

                                                          PROPERTY AND                                    INCREASE IN
                                               PURCHASE    EQUIPMENT,      INTANGIBLE      DECREASE IN     LONG-TERM
            PENDING TRANSACTIONS                PRICE        NET(A)      ASSETS, NET(A)    OTHER ASSETS      DEBT
            --------------------               --------   ------------   ---------------   ------------   -----------
SFX Exchange(b)..............................  $11,000       $1,680          $ 9,320          $   --        $11,000
Denver Acquisition(c)........................   26,000          446           25,554           1,650         24,350
Bonneville Option(d).........................   60,000        2,050           57,950           3,000         57,000
                                               -------       ------          -------          ------        -------
        Total................................  $97,000       $4,176          $92,824          $4,650        $92,350
                                               =======       ======          =======          ======        =======

---------------

(a) The Company has assumed that historical balances of net property and equipment acquired approximate fair value for the preliminary allocation of the purchase price. Such amounts are based primarily on information provided by management of the respective stations to be acquired in the Pending Transactions. The Company, on a preliminary basis, has allocated the $92,824 of intangible assets related to the Pending Transactions to broadcast licenses. This preliminary allocation is based on historical information from prior acquisitions.

(b) On July 1, 1996, Chancellor Broadcasting Company ("Chancellor") entered into an agreement to exchange, in the SFX Exchange, WAPE-FM and WFYV-FM in Jacksonville, Florida (which were acquired as part of the Omni Acquisition (as defined) on February 13, 1997, see 5(k)(v) below), and $11,000 in cash to SFX Broadcasting, Inc. ("SFX") for WBAB-FM, WBLI-FM, WGBB-AM, and WHFM-FM in Long Island. The amounts allocated to net property and equipment and net intangible assets (consisting of broadcast licenses) are based upon preliminary appraisals of the assets to be acquired.

(c) On July 30, 1997, Chancellor entered into an agreement to acquire, in the Denver Acquisition, KXPK-FM in Denver from Evergreen Wireless LLC (which is unrelated to the Company) for $26,000 in cash and paid $1,650 in escrow funds which were classified as other assets at September 30, 1997.

(d) On August 6, 1997, the Company and Chancellor paid $3,000 to Bonneville for an option to exchange the Company's station WTOP-AM in Washington and Chancellor's stations KZLA-FM in Los Angeles and WGMS-FM in Washington plus an additional $57,000 in cash for Bonneville's stations WNSR-FM in New York, KLDE-FM in Houston and KBIG-FM in Los Angeles (the "Bonneville Option"). The Bonneville Option was exercised on October 1, 1997.

ALLOCATION OF COMPANY PRO FORMA COMBINED INTANGIBLE ASSETS

(4) The Company Pro Forma Combined intangible assets of $4,612,791 consists of the following at September 30, 1997:

                                                              ESTIMATED
                                                             USEFUL LIFE
                                                             -----------
Broadcast licenses.........................................     15-40       $3,656,866
Goodwill...................................................     15-40          714,892
Representation contracts...................................        17          105,000
Other intangibles..........................................      1-40          388,266
                                                                            ----------
                                                                            $4,865,024
Less: accumulated amortization.............................                   (252,233)
                                                                            ----------
Net intangible assets......................................                 $4,612,791
                                                                            ==========

     The Company discloses broadcast license value separately from goodwill and amortizes such intangible assets over an estimated average life of 15 years, whereas Chancellor grouped all broadcast license value with goodwill and amortized such intangibles assets over an estimated average life of 40 years. In connection with the application of purchase accounting for the Chancellor Merger (as defined), broadcast license value and goodwill have been separately identified and disclosed and amortized over an estimated average life of 15 years in accordance with the Company's policies and procedures. The intangible assets have been treated in a consistent manner for the Company in the Unaudited Combined Condensed Pro Forma Financial Statements and, upon the consummation of the Chancellor Merger, have been accounted for similarly in the Company's financial statements.

     The Company amortizes such intangible assets using the straight-line method over estimated useful lives ranging from 1 to 40 years. The Company continually evaluates the propriety of the carrying amount of goodwill and other intangible assets as well as the amortization period to determine whether current events or circumstances warrant adjustments to the carrying value and/or revised estimates of useful lives. This evaluation consists of the projection of undiscounted operating income before depreciation, amortization, nonrecurring charges and interest for each of the Company's radio stations over the remaining amortization periods of the related intangible assets. The projections are based on a historical trend line of actual results since the acquisitions of the respective stations adjusted for expected changes in operating results. To the extent such projections indicate that undiscounted operating income is not expected to be adequate to recover the carrying amounts of the related intangible assets, such carrying amounts would be written down by charges to expense.

ADJUSTMENTS TO UNAUDITED CONDENSED COMBINED STATEMENTS OF OPERATIONS RELATED TO THE COMPLETED TRANSACTIONS

(5) The detail of the historical financial data of the stations to be acquired or disposed of in the Completed Transactions for the year ended December 31, 1996 and the nine months ended September 30, 1997 has been obtained from the historical financial statements of the respective stations and is summarized below:

                                                                        ACQUISITIONS
                                     -----------------------------------------------------------------------------------

                                                                   WWRC-AM                     WWWW-FM/       KKSF-FM/
                                       PYRAMID       KYLD-FM       WGAY-FM       WEDR-FM        WDFN-AM      KDFC-FM/AM
                                     HISTORICAL    HISTORICAL    HISTORICAL     HISTORICAL    HISTORICAL     HISTORICAL
                                     1/1-1/17(a)   1/1-4/30(b)   1/1-6/17(c)   1/1-10/18(d)   1/1-2/14(e)   1/1-10/31(f)
                                     -----------   -----------   -----------   ------------   -----------   ------------
YEAR ENDED DECEMBER 31, 1996
Gross revenues.....................    $2,144        $ 2,308        $ 3,264      $ 7,933          $ 839        $13,646
Less: agency commissions...........      (216)          (363)          (409)      (1,066)          (102)        (1,746)
                                       ------        -------        -------      -------          -----        -------
Net revenues.......................     1,928          1,945          2,855        6,867            737         11,900
Station operating expenses
  excluding depreciation and
  amortization.....................     1,489          1,885          3,493        2,933            815          6,358
Depreciation and amortization......       502            749            314           29             45          2,351
Corporate general and
  administrative expenses..........       123            256            477        1,401             --             --
Stock option compensation..........        --             --             --           --             --             --
                                       ------        -------        -------      -------          -----        -------
Operating income (loss)............      (186)          (945)        (1,429)       2,504           (123)         3,191
Interest expense...................       343          1,094             --           --             --            429
Other (income) expense.............        (5)           (97)             5          (15)            --            (48)
                                       ------        -------        -------      -------          -----        -------
Income (loss) before income
  taxes............................      (524)        (1,942)        (1,434)       2,519           (123)         2,810
Income tax expense (benefit).......        --             --           (453)          --             --             --
Dividends and accretion on
  preferred stock of subsidiary....        --             --             --           --             --             --
                                       ------        -------        -------      -------          -----        -------
Net income (loss)..................      (524)        (1,942)          (981)       2,519           (123)         2,810
Preferred stock dividends..........        --             --             --           --             --             --
                                       ------        -------        -------      -------          -----        -------
Income (loss) attributable to
  common stockholders..............    $ (524)       $(1,942)       $  (981)     $ 2,519          $(123)       $ 2,810
                                       ======        =======        =======      =======          =====        =======
Broadcast cash flow................    $  439        $    60        $  (638)     $ 3,934          $ (78)       $ 5,542
                                       ======        =======        =======      =======          =====        =======

                                                                          ACQUISITIONS
                                     ---------------------------------------------------------------------------------------
                                                                                                CHANCELLOR AS
                                                                                  EVERGREEN     ADJUSTED FOR
                                      WJLB-FM/                      WUSL-FM         VIACOM        COMPLETED       KZPS-FM/
                                       WMXD-FM      WDAS-FM/AM      WIOQ-FM      ACQUISITION     CHANCELLOR       KDGE-FM
                                     HISTORICAL     HISTORICAL     HISTORICAL     HISTORICAL    TRANSACTIONS     HISTORICAL
                                     1/1-8/31(g)   1/1-12/31(h)   1/1-12/31(i)   1/1-12/31(j)   1/1-12/31(k)    1/1-12/31(l)
                                     -----------   ------------   ------------   ------------   -------------   ------------
YEAR ENDED DECEMBER 31, 1996
Gross revenues.....................      $15,408      $16,809       $20,152        $ 66,726       $328,522        $12,174
Less: agency commissions...........       (1,881)      (2,142)       (2,369)        (10,493)       (43,553)        (1,758)
                                         -------      -------       -------        --------       --------        -------
Net revenues.......................       13,527       14,667        17,783          56,233        284,969         10,416
Station operating expenses
  excluding depreciation and
  amortization.....................        5,721        7,759         9,519          26,598        172,729          8,585
Depreciation and amortization......        2,415        2,763            --           6,267         46,909            475
Corporate general and
  administrative expenses..........        1,005          620           533           1,617          5,657             --
Stock option compensation..........           --           --            --              --          3,800             --
                                         -------      -------       -------        --------       --------        -------
Operating income (loss)............        4,386        3,525         7,731          21,751         55,874          1,356
Interest expense...................        1,406           79         3,001              --         82,655             --
Other (income) expense.............           --          (39)           58            (741)          (148)           408
                                         -------      -------       -------        --------       --------        -------
Income (loss) before income
  taxes............................        2,980        3,485         4,672          22,492        (26,633)           948
Income tax expense (benefit).......          180           --            --          10,612         (6,653)            --
Dividends and accretion on
  preferred stock of subsidiary....           --           --            --              --         38,400             --
                                         -------      -------       -------        --------       --------        -------
Net income (loss)..................        2,800        3,485         4,672          11,880        (58,380)           948
Preferred stock dividends..........           --           --            --              --          7,700             --
                                         -------      -------       -------        --------       --------        -------
Income (loss) attributable to
  common stockholders..............      $ 2,800      $ 3,485       $ 4,672        $ 11,880       $(66,080)       $   948
                                         =======      =======       =======        ========       ========        =======
Broadcast cash flow................      $7,806       $ 6,908       $ 8,264        $ 29,635       $112,240        $ 1,831
                                         =======      =======       =======        ========       ========        =======

                                            ACQUISITIONS
                                     ---------------------------

                                         KATZ         GANNETT
                                     ACQUISITION    ACQUISITION
                                      HISTORICAL     HISTORICAL
                                     1/1-12/31(m)   1/1-12/31(n)
                                     ------------   ------------
YEAR ENDED DECEMBER 31, 1996
Gross revenues.....................    $183,239       $52,028
Less: agency commissions...........          --        (6,819)
                                       --------       -------
Net revenues.......................     183,239        45,209
Station operating expenses
  excluding depreciation and
  amortization.....................     139,158        25,031
Depreciation and amortization......      13,427         1,760
Corporate general and
  administrative expenses..........          --            --
Stock option compensation..........          --            --
                                       --------       -------
Operating income (loss)............      30,654        18,418
Interest expense...................      21,074            --
Other (income) expense.............        (173)           --
                                       --------       -------
Income (loss) before income
  taxes............................       9,753        18,418
Income tax expense (benefit).......       7,381            --
Dividends and accretion on
  preferred stock of subsidiary....          --            --
                                       --------       -------
Net income (loss)..................       2,372        18,418
Preferred stock dividends..........          --            --
                                       --------       -------
Income (loss) attributable to
  common stockholders..............    $  2,372       $18,418
                                       ========       =======
Broadcast cash flow................    $ 44,081       $20,178
                                       ========       =======

                                                                           DISPOSITIONS
                                     ----------------------------------------------------------------------------------------
                                       WPEG-FM
                                      WBAV-FM/AM
                                       WRFX-FM                                                   SAN FRANCISCO
                                       WFNZ-FM        WNKS-FM       WEJM-FM/AM      WJZW-FM        FREQUENCY       KDFC-FM
                                      HISTORICAL     HISTORICAL     HISTORICAL     HISTORICAL     HISTORICAL      HISTORICAL
                                     1/1-12/31(I)   1/1-12/31(O)   1/1-12/31(P)   1/1-12/31(Q)   1/1-12/31(R)    1/1-12/31(S)
                                     ------------   ------------   ------------   ------------   -------------   ------------
YEAR ENDED DECEMBER 31, 1996
Gross revenues.....................     $(20,818)     $ (3,303)       $(2,690)      $(8,443)        $(2,736)       $(5,138)
Less: agency commissions...........        2,733           337            293         1,311             358            643
                                        --------      --------        -------       -------         -------        -------
Net revenues.......................      (18,085)       (2,966)        (2,397)       (7,132)         (2,378)        (4,495)
Station operating expenses
  excluding depreciation and
  amortization.....................       (9,509)       (2,461)        (2,217)       (3,998)         (3,159)        (2,300)
Depreciation and amortization......           --          (548)        (1,719)         (589)         (3,826)          (853)
Corporate general and
  administrative expenses..........           --            --             --          (206)             --             --
Stock option compensation..........           --            --             --            --              --             --
                                        --------      --------        -------       -------         -------        -------
Operating income (loss)............       (8,576)           43          1,539        (2,339)          4,607         (1,342)
Interest expense...................           --            --             --            --              --             --
Other (income) expense.............           --            --             --            --              --             --
                                        --------      --------        -------       -------         -------        -------
Income (loss) before income
  taxes............................       (8,576)           43          1,539        (2,339)          4,607         (1,342)
Income tax expense (benefit).......           --            --             --          (913)             --             --
Dividends and accretion on
  preferred stock of subsidiary....           --            --             --            --              --             --
                                        --------      --------        -------       -------         -------        -------
Net income (loss)..................       (8,576)           43          1,539        (1,426)          4,607         (1,342)
Preferred stock dividends..........           --            --             --            --              --             --
                                        --------      --------        -------       -------         -------        -------
Income (loss) attributable to
  common stock.....................     $ (8,576)     $     43        $ 1,539       $(1,426)        $ 4,607        $(1,342)
                                        ========      ========        =======       =======         =======        =======
Broadcast cash flow................     $ (8,576)     $   (505)       $  (180)      $(3,134)        $   781        $(2,195)
                                        ========      ========        =======       =======         =======        =======

                                            DISPOSITIONS
                                     ---------------------------

                                       WBZS-AM
                                       WZHF-AM
                                       KDFC-AM        WLUP-FM        COMPLETED
                                      HISTORICAL     HISTORICAL     TRANSACTIONS
                                     1/1-12/31(T)   1/1-12/31(L)     HISTORICAL
                                     ------------   ------------    ------------
YEAR ENDED DECEMBER 31, 1996
Gross revenues.....................    $(2,240)       $(17,024)       $662,800
Less: agency commissions...........         36           2,332         (64,874)
                                       -------        --------        --------
Net revenues.......................     (2,204)        (14,692)        597,926
Station operating expenses
  excluding depreciation and
  amortization.....................       (930)        (11,697)        375,802
Depreciation and amortization......        (30)         (1,585)         68,856
Corporate general and
  administrative expenses..........        (43)             --          11,440
Stock option compensation..........         --              --           3,800
                                       -------        --------        --------
Operating income (loss)............     (1,201)         (1,410)        138,028
Interest expense...................         --              --         110,081
Other (income) expense.............         --              --            (795)
                                       -------        --------        --------
Income (loss) before income
  taxes............................     (1,201)         (1,410)         28,742
Income tax expense (benefit).......       (271)             --           9,883
Dividends and accretion on
  preferred stock of subsidiary....         --              --          38,400
                                       -------        --------        --------
Net income (loss)..................       (930)         (1,410)        (19,541)
Preferred stock dividends..........         --              --           7,700
                                       -------        --------        --------
Income (loss) attributable to
  common stock.....................    $  (930)       $ (1,410)       $(27,241)
                                       =======        ========        ========
Broadcast cash flow................    $(1,274)       $ (2,995)       $222,124
                                       =======        ========        ========

                                                            ACQUISITIONS
                                ---------------------------------------------------------------------
                                                            CHANCELLOR AS
                                                            ADJUSTED FOR     EVERGREEN
                                                WUSL-FM       COMPLETED       VIACOM       KZPS-FM/
                                WDAS-FM/AM      WIOQ-FM      CHANCELLOR     ACQUISITION     KDGE-FM
      NINE MONTHS ENDED         HISTORICAL    HISTORICAL    TRANSACTIONS    HISTORICAL    HISTORICAL
      SEPTEMBER 30, 1997        1/1-4/30(h)   1/1-5/15(i)    1/1-9/5(k)     1/1-7/2(j)    1/1-7/31(l)
      ------------------        -----------   -----------   -------------   -----------   -----------
Gross revenues................     $5,028       $7,088        $244,192        $38,972       $ 7,616
Less: agency
 commissions..................       (680)        (829)        (30,754)        (5,470)         (929)
                                   ------       ------        --------        -------       -------
Net revenues..................      4,348        6,259         213,438         33,502         6,687
Station operating expenses
 excluding depreciation and
 amortization.................      2,533        3,649         122,529         14,936         5,293
Depreciation and
 amortization.................        875           --          30,505          2,279           280
Corporate general and
 administrative
 expenses.....................        172          141           7,226            682            --
Merger expense................         --           --           6,124             --            --
Restructuring charge..........         --           --              --             --            --
Stock option
 compensation.................         --           --           3,083             --            --
                                   ------       ------        --------        -------       -------
Operating income (loss).......        768        2,469          43,971         15,605         1,114
Interest expense..............         19          990          56,382             --            --
Other (income) expense........        863           --            (584)            --            12
                                   ------       ------        --------        -------       -------
Income (loss) before income
 taxes........................       (114)       1,479         (11,827)        15,605         1,102
Income tax expense
 (benefit)....................         --           --          (1,731)         5,892            --
Dividends and accretion on
 preferred stock of
 subsidiary...................         --           --          27,321             --            --
                                   ------       ------        --------        -------       -------
Net income (loss).............       (114)       1,479         (37,417)         9,713         1,102
Preferred stock
 dividends....................         --           --           5,281             --            --
                                   ------       ------        --------        -------       -------
Income (loss) attributable to
 common stockholders..........     $ (114)      $1,479        $(42,698)       $ 9,713       $ 1,102
                                   ======       ======        ========        =======       =======
Broadcast cash flow...........     $1,815       $2,610        $ 90,909        $18,566       $ 1,394
                                   ======       ======        ========        =======       =======

                                      ACQUISITIONS                               DISPOSITIONS
                                -------------------------   ------------------------------------------------------
                                                              WPEG-FM
                                                            WBAV-FM/AM
                                   KATZ         GANNETT       WRFX-FM                                     WEJM-
                                ACQUISITION   ACQUISITION     WFNZ-FM       WNKS-FM       WPNT-FM         FM/AM
      NINE MONTHS ENDED         HISTORICAL     HISTORICAL    HISTORICAL    HISTORICAL     HISTORICAL    HISTORICAL
      SEPTEMBER 30, 1997        1/1-9/30(m)   1/1-9/30(n)   1/1-5/15(i)   1/1-5/15(o)   5/30-6/19(u)   1/1-8/26(p)
      ------------------        -----------   -----------   -----------   -----------   ------------   -----------
Gross revenues................   $124,713       $44,339       $(7,788)      $(1,332)       $(567)        $(1,279)
Less: agency
 commissions..................         --        (5,772)        1,029           142           93             135
                                 --------       -------       -------       -------        -----         -------
Net revenues..................    124,713        38,567        (6,759)       (1,190)        (474)         (1,144)
Station operating expenses
 excluding depreciation and
 amortization.................    102,991        20,497        (3,569)         (994)        (285)         (1,276)
Depreciation and
 amortization.................     (2,059)          384            --          (212)        (279)           (305)
Corporate general and
 administrative
 expenses.....................         --            --            --            --           --              --
Merger expense................         --            --            --            --           --              --
Restructuring charge..........      7,095            --            --            --           --              --
Stock option
 compensation.................         --            --            --            --           --              --
                                 --------       -------       -------       -------        -----         -------
Operating income (loss).......     16,686        17,686        (3,190)           16           90             437
Interest expense..............     15,977            --            --            --           --              --
Other (income) expense........       (163)           --            --            --           --              --
                                 --------       -------       -------       -------        -----         -------
Income (loss) before income
 taxes........................        872        17,686        (3,190)           16           90             437
Income tax expense
 (benefit)....................      3,283            --            --            --           --              --
Dividends and accretion on
 preferred stock of
 subsidiary...................         --            --            --            --           --              --
                                 --------       -------       -------       -------        -----         -------
Net income (loss).............     (2,411)       17,686        (3,190)           16           90             437
Preferred stock
 dividends....................         --            --            --            --           --              --
                                 --------       -------       -------       -------        -----         -------
Income (loss) attributable to
 common stockholders..........   $ (2,411)      $17,686       $(3,190)      $    16        $  90         $   437
                                 ========       =======       =======       =======        =====         =======
Broadcast cash flow...........   $ 21,722       $18,070       $(3,190)      $  (196)       $(189)        $   132
                                 ========       =======       =======       =======        =====         =======

                                                           DISPOSITIONS
                                -------------------------------------------------------------------

                                                  SAN                       WBZS-AM
                                               FRANCISCO                    WZHF-AM
                                  WJZW-FM      FREQUENCY      KDFC-FM       KDFC-AM       WLUP-FM
      NINE MONTHS ENDED         HISTORICAL    HISTORICAL    HISTORICAL    HISTORICAL    HISTORICAL     COMPLETED
      SEPTEMBER 30, 1997        1/1-7/2(q)    1/1-7/7(r)    1/1-1/31(s)   1/1-8/13(t)   1/1-7/14(l)   TRANSACTIONS
      ------------------        -----------   -----------   -----------   -----------   -----------   ------------
Gross revenues................    $(4,137)      $(1,370)       $(278)       $(1,091)      $(6,928)      $447,178
Less: agency
 commissions..................        567           178           26             23           935        (41,306)
                                  -------       -------        -----        -------       -------       --------
Net revenues..................     (3,570)       (1,192)        (252)        (1,068)       (5,993)       405,872
Station operating expenses
 excluding depreciation and
 amortization.................     (2,161)       (1,738)        (224)          (665)       (5,642)       255,874
Depreciation and
 amortization.................       (315)          (84)          --            (54)       (1,145)        29,870
Corporate general and
 administrative
 expenses.....................        (70)           --           --            (18)           --          8,133
Merger expense................         --            --           --             --            --          6,124
Restructuring charge..........         --            --           --             --            --          7,095
Stock option
 compensation.................         --            --           --             --            --          3,083
                                  -------       -------        -----        -------       -------       --------
Operating income (loss).......     (1,024)          630          (28)          (331)          794         95,693
Interest expense..............         --            --           --             --            --         73,368
Other (income) expense........         --            --           --             --            --            128
                                  -------       -------        -----        -------       -------       --------
Income (loss) before income
 taxes........................     (1,024)          630          (28)          (331)          794         22,197
Income tax expense
 (benefit)....................       (260)           --           --            (98)           --          7,086
Dividends and accretion on
 preferred stock of
 subsidiary...................         --            --           --             --            --         27,321
                                  -------       -------        -----        -------       -------       --------
Net income (loss).............       (764)          630          (28)          (233)          794        (12,210)
Preferred stock
 dividends....................         --            --           --             --            --          5,281
                                  -------       -------        -----        -------       -------       --------
Income (loss) attributable to
 common stockholders..........    $  (764)      $   630        $ (28)       $  (233)      $   794       $(17,491)
                                  =======       =======        =====        =======       =======       ========
Broadcast cash flow...........    $(1,409)      $   546        $ (28)       $  (403)      $  (351)      $149,998
                                  =======       =======        =====        =======       =======       ========

---------------

(a) On January 17, 1996, the Company acquired Pyramid Communications, Inc. ("Pyramid"), a radio broadcasting company with 12 radio stations (9 FM and 3
    AM) in five markets (Chicago, Philadelphia, Boston, Charlotte, and Buffalo) (the "Pyramid Acquisition"). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $316,343 of which $315,500 was financed through additional borrowings under the Company's prior senior credit facility. The historical financial data of Pyramid for the period of January 1, 1996 to January 17, 1996 excludes the combined net losses of approximately $60 for WHTT-FM, WHTT-AM and WSJZ-FM in Buffalo (the "Buffalo Transactions") which were sold in 1996 for $32,000 in cash.

(b) On August 14, 1996, the Company acquired KYLD-FM in San Francisco for $44,000 in cash. The Company had previously been operating KYLD-FM under a time brokerage agreement since May 1, 1996.

(c) On November 26, 1996, the Company exchanged WKLB-FM in Boston (which the Company acquired on May 3, 1996 for $34,000 in cash) for WGAY-FM in Washington, D.C. On April 3, 1997, the Company exchanged, in the Greater Media Exchange, WQRS-FM in Detroit (which the Company acquired on April 3, 1997 for $32,000 in cash) for WWRC-AM in Washington, D.C. and $9,500 in cash. The net purchase price to the Company of WWRC-AM was therefore $22,500. The Company had previously been operating WGAY-FM and WWRC-AM under time brokerage agreements since June 17, 1996.

(d) On October 18, 1996, the Company acquired WEDR-FM in Miami for $65,000 in cash.

(e) On January 31, 1997, the Company acquired, in the WWWW/WDFN Acquisition, WWWW-FM and WDFN-AM in Detroit from Chancellor for $30,000 in cash (of which $1,500 was paid as escrow funds in January 1996). The Company had previously provided certain sales and promotional functions to WWWW-FM and WDFN-AM under a joint sales agreement since February 14, 1996 and subsequently operated the stations under a time brokerage agreement since April 1, 1996.

(f) On January 31, 1997, the Company acquired, in the KKSF/KDFC Acquisition, KKSF-FM and KDFC-FM/AM in San Francisco for $115,000 in cash (of which $10,000 was paid as escrow funds in November 1996). The Company had previously been operating the stations under a time brokerage agreement since November 1, 1996.

(g) On April 1, 1997, the Company acquired, in the Secret/Detroit Acquisition, WJLB-FM and WMXD-FM in Detroit for $168,000 in cash. The Company had previously been operating the stations under a time brokerage agreement since September 1, 1996.

(h) On May 1, 1997, the Company acquired, in the Beasley Acquisition, WDAS-FM/AM in Philadelphia for $103,000 in cash.

(i) On May 15, 1997, the Company exchanged, in the EZ Exchange, 5 of its 6 stations in the Charlotte market (WPEG-FM, WBAV-FM/AM, WRFX-FM and WFNZ-AM) for WUSL-FM and WIOQ-FM in Philadelphia.

(j) On July 2, 1997, the Company acquired, in the Evergreen Viacom Acquisition, WLTW-FM and WAXQ-FM in New York and WMZQ-FM, WJZW-FM, WZHF-AM, and WBZS-AM in Washington, D.C. for approximately $612,388 in cash including various other direct acquisition costs. The Evergreen Viacom Acquisition was financed with (i) bank borrowings under the Senior Credit Facility (as defined) of $552,559; (ii) $53,750 in escrow funds paid by the Company on February 19, 1997 and (iii) $6,079 financed through working capital. In June 1997, Chancellor Media issued 5,990,000 shares of $3.00 Convertible Exchangeable Preferred Stock (the "$3.00 Convertible Preferred Stock") for net proceeds of approximately $287,800 which were used to repay borrowings under the Senior Credit Facility and subsequently were reborrowed on July 2, 1997 as part of the financing of the Viacom Acquisition. On July 7, 1997, the Company sold WJZW-FM in Washington, D.C. to affiliates of Capital Cities/ABC Radio for $68,000 in cash. The assets of WJZW-FM, as well as the assets of WZHF-AM and WBZS-AM, which were also sold on August 13, 1997, were accounted for as assets held for sale in connection with the purchase price allocation of the Evergreen Viacom Acquisition and no gain or loss was recognized by the Company upon consummation of the sales (see 5(q) and 5(t)). The Viacom results of operations for the year ended December 31, 1996 reflect the financial performance of WAXQ-FM for six months of the year that the station was operated by Viacom (July 1, 1996 to December 31, 1996) combined with net income of $851 for the first half of the year when the station was under prior ownership.

(k) On September 5, 1997, pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of February 19, 1997 and amended and restated on July 31, 1997 (the "Chancellor Merger Agreement"), among Chancellor, Chancellor Radio Broadcasting Company ("CRBC"), Evergreen Media Corporation ("Evergreen"), Evergreen Mezzanine Holdings Corporation ("EMHC") and Evergreen Media Corporation of Los Angeles ("EMCLA"), (i) Chancellor was merged (the "Parent Merger") with and into EMHC, a direct, wholly-owned subsidiary of Evergreen, with EMHC remaining as the surviving corporation and (ii) CRBC was merged (the "Subsidiary Merger" and, together with the Parent Merger, the "Chancellor Merger") with and into EMCLA, a direct, wholly-owned subsidiary of EMHC, with EMCLA remaining as the surviving corporation. Upon consummation of the Parent Merger, Evergreen was renamed Chancellor Media Corporation and EMHC was renamed Chancellor Mezzanine Holdings Corporation ("CMHC"). Upon consummation of the Subsidiary Merger, EMCLA was renamed Chancellor Media Corporation of Los Angeles ("CMCLA"). Consummation of the Chancellor Merger added 52 radio stations (36 FM and 16
    AM) to the Company's portfolio of stations, including 13 stations in markets in which the Company previously operated. The total purchase price allocated to net assets acquired was approximately $1,998,383 which included (i) the conversion of each outstanding share of Chancellor Class A and Class B Common Stock into 0.9091 shares of Chancellor Media Common Stock, resulting in the issuance of 17,308,730 shares of Chancellor Media Common Stock at a fair value of $31.00 per share, (ii) the assumption of Chancellor's and CRBC's long-term debt of $949,000, (iii) the issuance of 2,117,629 shares of CMCLA's 12% Exchangeable Preferred Stock (the "12% Preferred Stock") in exchange for CRBC's substantially identical securities with a fair value of $215,570, (iv) the issuance of 1,000,000 shares of CMCLA's 12 1/4% Series A Senior Cumulative Exchangeable Preferred Stock (the 12 1/4% Preferred Stock") in exchange for CRBC's substantially identical securities with a fair value of $120,217, (v) the issuance of 2,200,000 shares of Chancellor Media's 7% Convertible Preferred Stock (the "7% Convertible Preferred Stock") in exchange for Chancellor's substantially identical securities with a fair value of $111,048, (vi) the assumption of stock options issued to Chancellor stock option holders with a fair value of $34,977 and (vii) estimated acquisition costs of $31,000.

Chancellor's historical condensed combined statement of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 and pro forma adjustments related to the transactions completed by Chancellor prior to the Chancellor Merger (the "Completed Chancellor Transactions") is summarized below:

                                                                        ACQUISITIONS
                                 ------------------------------------------------------------------------------------------

                                                                  KIMN-FM/
                                                   SHAMROCK        KALC-FM         COLFAX         KOOL-FM        SUNDANCE
                                  CHANCELLOR      HISTORICAL     HISTORICAL      HISTORICAL      HISTORICAL     HISTORICAL
 YEAR ENDED DECEMBER 31, 1996    HISTORICAL(I)   1/1-2/14(II)   1/1-3/31(III)   1/1-12/31(IV)   1/1-3/31(IV)   1/1-9/12(IV)
-------------------------------  -------------   ------------   -------------   -------------   ------------   ------------
Gross revenues.................    $203,188        $ 9,698         $2,010          $51,745         $1,665        $13,844
Less: agency commissions.......     (24,787)        (1,234)          (259)          (6,626)          (234)        (1,740)
                                   --------        -------         ------          -------         ------        -------
Net revenues...................     178,401          8,464          1,751           45,119          1,431         12,104
Station operating expenses
 excluding depreciation and
 amortization..................     111,210          7,762          1,523           28,584            852          7,678
Depreciation and
 amortization..................      20,877            595            511            4,494            229          1,242
Corporate general and
 administrative expenses.......       4,845          2,215             --               --             --             --
Stock option compensation......       3,800             --             --               --             --             --
                                   --------        -------         ------          -------         ------        -------
Operating income (loss)........      37,669         (2,108)          (283)          12,041            350          3,184
Interest expense...............      35,704          1,380             --            4,369            299             --
Other (income) expense.........          68             49            312             (179)            --             25
                                   --------        -------         ------          -------         ------        -------
Income (loss) before income
 taxes.........................       1,897         (3,537)          (595)           7,851             51          3,159
Income tax expense (benefit)...       4,612             --             --               --             --             --
Dividends and accretion on
 preferred stock of
 subsidiary....................      11,557             --             --               --             --             --
                                   --------        -------         ------          -------         ------        -------
Net income (loss)..............     (14,272)        (3,537)          (595)           7,851             51          3,159
Preferred stock dividends......          --             --             --               --             --             --
                                   --------        -------         ------          -------         ------        -------
Income (loss) attributable to
 common stockholders...........    $(14,272)       $(3,537)        $ (595)         $ 7,851         $   51        $ 3,159
                                   ========        =======         ======          =======         ======        =======
Broadcast cash flow............    $ 67,191        $   702         $  228          $16,535         $  579        $ 4,426
                                   ========        =======         ======          =======         ======        =======

                                                 ACQUISITIONS
                                 --------------------------------------------
                                                                 CHANCELLOR
                                                                   VIACOM
                                    OMNI          KSTE-FM       ACQUISITION
                                 HISTORICAL     HISTORICAL       HISTORICAL
 YEAR ENDED DECEMBER 31, 1996    1/1-6/30(V)   1/1-7/31(VI)    1/1-12/31(VII)
-------------------------------  -----------   -------------   --------------
Gross revenues.................    $ 8,710        $1,411          $58,806
Less: agency commissions.......     (1,211)         (149)          (9,588)
                                   -------        ------          -------
Net revenues...................      7,499         1,262           49,218
Station operating expenses
 excluding depreciation and
 amortization..................      4,985         1,244           25,416
Depreciation and
 amortization..................      1,458           375            4,640

Corporate general and
 administrative expenses.......         --            --            1,501
Stock option compensation......         --            --               --
                                   -------        ------          -------
Operating income (loss)........      1,056          (357)          17,661
Interest expense...............         --            --            6,374
Other (income) expense.........       (404)           --               --
                                   -------        ------          -------
Income (loss) before income
 taxes.........................      1,460          (357)          11,287
Income tax expense (benefit)...         --            --            4,748
Dividends and accretion on
 preferred stock of
 subsidiary....................         --            --               --
                                   -------        ------          -------
Net income (loss)..............      1,460          (357)           6,539
Preferred stock dividends......         --            --               --
                                   -------        ------          -------
Income (loss) attributable to
 common stockholders...........    $ 1,460        $ (357)         $ 6,539
                                   =======        ======          =======
Broadcast cash flow............    $ 2,514        $   18          $23,802
                                   =======        ======          =======

                                                          DISPOSITIONS
                                 --------------------------------------------------------------    PRO FORMA
                                                                                                  ADJUSTMENTS      CHANCELLOR AS
                                    WWWW-FM/                         WMIL-FM/                       FOR THE        ADJUSTED FOR
                                     WDFN-AM          KTBZ-FM         WOKY-AM        WDRQ-FM       COMPLETED         COMPLETED
                                   HISTORICAL       HISTORICAL      HISTORICAL      HISTORICAL     CHANCELLOR       CHANCELLOR
 YEAR ENDED DECEMBER 31, 1996    1/1-2/14(VIII)    1/1-2/14(III)   1/1-12/31(IX)   1/1-12/31(X)   TRANSACTIONS     TRANSACTIONS
-------------------------------  ---------------   -------------   -------------   ------------   ------------     -------------

Gross revenues.................       $(839)           $(399)         $(9,552)       $(6,743)       $ (5,022)(xi)    $328,522

Less: agency commissions.......         102               48            1,070          1,055              --          (43,553)

                                      -----            -----          -------        -------        --------         --------

Net revenues...................        (737)            (351)          (8,482)        (5,688)         (5,022)         284,969

Station operating expenses

 excluding depreciation and

 amortization..................        (815)            (521)          (4,896)        (4,530)         (5,763)(xi)     172,729

Depreciation and

 amortization..................         (45)             (42)            (539)          (354)         15,022(xii)      46,909

                                                                                                      (1,554)(xiii)

Corporate general and

 administrative expenses.......          --               --               --           (178)         (2,726)(xiv)      5,657

Stock option compensation......          --               --               --             --              --            3,800

                                      -----            -----          -------        -------        --------         --------

Operating income (loss)........         123              212           (3,047)          (626)        (10,001)          55,874

Interest expense...............          --               --               --             --          34,529(xv)       82,655

Other (income) expense.........          --               --              (19)            --              --             (148)

                                      -----            -----          -------        -------        --------         --------

Income (loss) before income

 taxes.........................         123              212           (3,028)          (626)        (44,530)         (26,633)

Income tax expense (benefit)...          --               --               --           (326)        (15,687)(xvi)     (6,653)

Dividends and accretion on

 preferred stock of

 subsidiary....................          --               --               --             --          26,843(xvii)     38,400

                                      -----            -----          -------        -------        --------         --------

Net income (loss)..............         123              212           (3,028)          (300)        (55,686)         (58,380)

Preferred stock dividends......          --               --               --             --           7,700 (xviii)    7,700

                                      -----            -----          -------        -------        --------         --------

Income (loss) attributable to

 common stockholders...........       $ 123            $ 212          $(3,028)       $  (300)       $(63,386)        $(66,080)

                                      =====            =====          =======        =======        ========         ========

Broadcast cash flow............       $  78            $ 170          $(3,586)       $(1,158)       $    741         $112,240

                                      =====            =====          =======        =======        ========         ========


                                                              ACQUISITIONS          DISPOSITIONS
                                                       --------------------------   ------------    PRO FORMA
                                                                      CHANCELLOR                   ADJUSTMENTS      CHANCELLOR AS
                                          CHANCELLOR     COLFAX         VIACOM                       FOR THE        ADJUSTED FOR
                                          HISTORICAL   HISTORICAL    ACQUISITION      WDRQ-FM       COMPLETED         COMPLETED
                                             1/1-         1/1-        HISTORICAL     HISTORICAL     CHANCELLOR       CHANCELLOR
  NINE MONTHS ENDED SEPTEMBER 30, 1997      9/5(I)      1/23(IV)     1/1-7/2(VII)   1/1-8/11(X)    TRANSACTIONS     TRANSACTIONS
  ------------------------------------    ----------   -----------   ------------   ------------   ------------     -------------
Gross revenues..........................   $215,018      $3,183         $29,214       $(2,395)       $   (828)(xi)    $244,192
Less: agency commissions................    (26,575)       (384)         (4,046)          251              --          (30,754)
                                           --------      ------         -------       -------        --------         --------
Net revenues............................    188,443       2,799          25,168        (2,144)           (828)         213,438
Station operating expenses excluding
  depreciation and amortization.........    110,548       1,872          13,326        (1,986)         (1,231)(xi)     122,529
Depreciation and amortization...........     23,919          --           2,370          (186)          4,484(xii)      30,505
                                                                                                          (82)(xiii)
Corporate general and administrative
  expenses..............................      7,102          --             520           (42)           (354)(xiv)      7,226
Merger expense..........................      6,124          --              --            --              --            6,124
Stock option compensation...............      3,083          --              --            --              --            3,083
                                           --------      ------         -------       -------        --------         --------
Operating income (loss).................     37,667         927           8,952            70          (3,645)          43,971
Interest expense........................     39,806          --           3,178            --          13,398(xv)       56,382
Other (income) expense..................       (584)         --              --            --              --             (584)
                                           --------      ------         -------       -------        --------         --------
Income (loss) before income taxes.......     (1,555)        927           5,774            70         (17,043)         (11,827)
Income tax expense (benefit)............      1,378          --           1,558            18          (4,685)(xvi)     (1,731)
Dividends and accretion on preferred
  stock of subsidiary...................     25,817          --              --            --           1,504(xvii)     27,321
                                           --------      ------         -------       -------        --------         --------
Net income (loss).......................    (28,750)        927           4,216            52         (13,862)         (37,417)
Preferred stock dividends...............      4,810          --              --            --             471 (xviii)    5,281
                                           --------      ------         -------       -------        --------         --------
Income (loss) attributable to common
  stockholders..........................   $(33,560)     $  927         $ 4,216       $    52        $(14,333)        $(42,698)
                                           ========      ======         =======       =======        ========         ========
Broadcast cash flow.....................   $ 77,895      $  927         $11,842       $  (158)       $    403         $ 90,909
                                           ========      ======         =======       =======        ========         ========

---------------

(i) On November 22, 1996, Chancellor acquired WKYN-AM in Cincinnati for $1,400 in cash. Chancellor had been previously operating WKYN-AM under a time brokerage agreement since January 1, 1996. Therefore, Chancellor's historical results of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 include the results of operations of WKYN-AM.

(ii) On February 14, 1996, Chancellor acquired Shamrock Broadcasting, Inc., a radio broadcasting company with 19 radio stations (11 FM and 8 AM) located in 10 markets (Los Angeles, New York, San Francisco, Houston, Atlanta, Detroit, Denver, Minneapolis-St. Paul, Phoenix and Pittsburgh). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $408,000.

(iii) On July 31, 1996, Chancellor exchanged KTBZ-FM in Houston (which was acquired on February 14, 1996 as part of the Shamrock Acquisition) and $5,600 in cash for KIMN-FM and KALC-FM in Denver. Chancellor had previously entered into a time brokerage agreement to sell substantially all of the broadcast time of KTBZ-FM effective February 14, 1996. In addition, Chancellor had been previously operating KIMN-FM and KALC-FM under a time brokerage agreement since April 1, 1996.

(iv) On January 23, 1997, Chancellor acquired, in the Colfax Acquisition, Colfax Communications, a radio broadcasting company, with 12 radio stations (8 FM and 4 AM) located in 4 markets (Minneapolis-St. Paul, Phoenix, Washington, D.C. and Milwaukee markets). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $383,700. The Colfax Acquisition was financed through (i) a private placement by CRBC of $200,000 of 12% Exchangeable Preferred Stock for net proceeds of $191,817; (ii) a private placement by Chancellor of $110,000 of 7% Convertible Preferred Stock for net proceeds of $105,546; (iii) additional bank borrowings under CRBC's previous senior credit agreement of $65,937 and (iv) $20,400 in escrow funds. The historical financial data of Colfax for the year ended December 31, 1996 excludes the combined net income of approximately $224 for KLTB-FM, KARO-FM and KIDO-AM in Boise, Idaho which Chancellor did not acquire as part of the Colfax Acquisition. The Colfax historical condensed statement of operations for the year ended December 31, 1996, does not include the results of operations of the following: (i) KOOL-FM for the period January 1, 1996 to March 31, 1996 and
     (ii) WMIL-FM and WOKY-AM in Milwaukee and KZON-FM, KISO-AM, KYOT-FM and KOY-AM in Phoenix which were owned and operated by Sundance Broadcasting, Inc. ("Sundance") for the period January 1, 1996 to September 12, 1996. On March 31, 1997, Chancellor sold WMIL-FM and WOKY-AM in Milwaukee for $41,253 in cash. The assets of WMIL-FM and WOKY-AM are classified as assets held for sale in connection with the purchase price allocation of the Colfax Acquisition. Accordingly, WMIL-FM and WOKY-AM net income of approximately $41 for the period January 23, 1997 through March 31, 1997 has been excluded from the Colfax historical condensed statement of operations for the nine months ended September 30, 1997.

(v) On February 13, 1997, Chancellor acquired, in the Omni Acquisition, substantially all of the assets and assumed certain liabilities of the OmniAmerica Group including 8 radio stations (7 FM and 1 AM) located in 3 markets (Orlando, West Palm Beach and Jacksonville). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $181,046. The Omni Acquisition was financed through (i) additional bank borrowings under CRBC's previous senior credit agreement of $166,046 and (ii) the issuance of 555,556 shares of the Chancellor Class A Common Stock valued at $15,000 or $27.00 per share. Prior to the consummation of the Omni Acquisition, Chancellor had entered into an agreement to operate the stations under a time brokerage agreement effective July 1, 1996. Additionally, prior to consummation of the West Palm Beach Exchange (see (vi) below) on March 28, 1997 and the SFX Exchange (see note 13(a)), Chancellor entered into time brokerage agreements to sell substantially all of the broadcast time of WEAT-FM/AM and WOLL-FM in West Palm Beach and WAPE-FM and WFYV-FM in Jacksonville effective July 1, 1996. The historical financial data of Omni for the period January 1, 1996 to June 30, 1996 represents the results of operations for the Orlando stations (WOMX-FM, WXXL-FM and WJHM-FM). The results of operations for WEAT-FM/AM and WOLL-FM in West Palm Beach and WAPE-FM and WFYV-FM
in Jacksonville are not included as the acquisition and disposition of these stations is deemed to have occurred on January 1, 1996.

(vi) On March 28, 1997, Chancellor exchanged, in the West Palm Beach Exchange, WEAT-FM/AM and WOLL-FM in West Palm Beach, Florida, which were acquired as part of the Omni Acquisition, for KSTE-FM in Sacramento and $33,000 in cash. Chancellor had previously been operating KSTE-FM under a time brokerage agreement since August 1, 1996.

(vii) On July 2, 1997, Chancellor acquired, in the Chancellor Viacom Acquisition, KIBB-FM and KYSR-FM in Los Angeles, WLIT-FM in Chicago and WDRQ-FM in Detroit for approximately $500,789 in cash including various other direct acquisition costs. The Chancellor Viacom Acquisition was financed with (i) bank borrowings of $273,159 under CRBC's restated senior credit agreement, dated July 2, 1997 (the "CRBC Restated Credit Agreement"); (ii) borrowings under an interim loan (the "Chancellor Broadcasting /Viacom Interim Financing") of $168,300; (iii) escrow funds of $53,750 paid by Chancellor on February 19, 1997 and (iv) $5,580 financed through working capital. The assets of WDRQ-FM in Detroit are classified as assets held for sale in connection with the purchase price allocation of the Chancellor Viacom Acquisition (see (x) below).

(viii) On January 31, 1997, Chancellor sold, in the WWWW/WDFN Disposition, WWWW-FM and WDFN-AM in Detroit, which were acquired on February 14, 1996 as part of the Shamrock Acquisition, to the Company for $30,000 in cash. Prior to the completion of the sale, Chancellor had entered into a joint sales agreement effective February 14, 1996 and a time brokerage agreement effective April 1, 1996 to sell substantially all of the broadcast time of WWWW-FM and WDFN-AM to the Company pending the completion of the sale.

(ix) On March 31, 1997, Chancellor sold, in the Milwaukee Disposition, WMIL-FM and WOKY-AM in Milwaukee, which were acquired as part of the Colfax Acquisition on January 23, 1997, for $41,253 in cash.

(x) On August 11, 1997, Chancellor sold, in the ABC/Detroit Disposition, WDRQ-FM in Detroit for $37,000 in cash. The assets of WDRQ-FM were classified as assets held for sale in connection with the purchase price allocation of the Chancellor Viacom Acquisition (see 5(k)(vii)). Accordingly, WDRQ-FM net income for the period July 2, 1997 to August 11, 1997 has been excluded from Chancellor's historical condensed statement of operations.

(xi) Reflects the elimination of time brokerage agreement fees received and paid by Chancellor as follows:

           YEAR ENDED DECEMBER 31, 1996                  MARKET            PERIOD        REVENUE    EXPENSE
---------------------------------------------------  ---------------    -------------    -------    -------
WWWW-FM/WDFN-AM....................................  Detroit            2/14 -- 12/31    $(2,937)   $  (598)
KTBZ-FM............................................  Houston            2/14 --  7/31    (1,113)       (265)
WOMX-FM, WXXL-FM, WJHM-FM..........................  Orlando             7/1 -- 12/31        --      (3,900)
WEAT-FM/AM, WOLL-FM................................  West Palm Beach     7/1 -- 12/31      (972)     (1,000)
                                                                                         -------    -------
        Total adjustment for decrease in gross
          revenues and expenses                                                          $(5,022)   $(5,763)
                                                                                         =======    =======

       NINE MONTHS ENDED SEPTEMBER 30, 1997              MARKET            PERIOD        REVENUE    EXPENSE
---------------------------------------------------  ---------------    -------------    -------    -------
WWWW-FM/WDFN-AM....................................  Detroit              1/1 -- 1/31    $ (235)    $   (16)
WOMX-FM, WXXL-FM, WJHM-FM..........................  Orlando              1/1 -- 2/13        --        (911)
WEAT-FM/AM, WOLL-FM................................  West Palm Beach      1/1 -- 3/28      (593)       (304)
                                                                                         -------    -------
        Total adjustment for decrease in gross
          revenues and expenses                                                          $ (828)    $(1,231)
                                                                                         =======    =======

     Gross revenues of the Completed Chancellor Transactions exclude any time brokerage agreement payments received from Chancellor.

(xii) Reflects incremental amortization related to the Completed Chancellor Transactions and is based on the following allocation to intangible assets:

                                       INCREMENTAL                                  HISTORICAL    ADJUSTMENT
    COMPLETED CHANCELLOR TRANSACTIONS  AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
      YEAR ENDED DECEMBER 31, 1996        PERIOD      ASSETS, NET   EXPENSE (1)      EXPENSE       INCREASE
    ---------------------------------  ------------   -----------   ------------   ------------   ----------
    Shamrock.........................    1/1 - 2/14    $  361,425     $ 1,104         $  393       $   711
    KIMN-FM/KALC-FM..................    1/1 - 3/31         8,285          52            341          (289)
    Omni.............................   1/1 - 12/31       171,837       4,296            161         4,135
    Colfax...........................   1/1 - 12/31       317,894       7,947          3,861         4,086
    KSTE-FM..........................   1/1 - 12/31       (32,475)       (812)            --          (812)
    Chancellor Viacom Acquisition....   1/1 - 12/31       451,690      11,292          4,101         7,191
                                                       ----------     -------         ------       -------
              Total..................                  $1,278,656     $23,879         $8,857       $15,022
                                                       ----------     -------         ------       -------

                                          INCREMENTAL                                  HISTORICAL    ADJUSTMENT
     COMPLETED CHANCELLOR TRANSACTIONS    AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
    NINE MONTHS ENDED SEPTEMBER 30, 1997     PERIOD      ASSETS, NET   EXPENSE (1)      EXPENSE       INCREASE
    ------------------------------------  ------------   -----------   ------------   ------------   ----------
    Omni................................    1/1 - 2/13    $  171,837     $   525         $   --       $   525
    Colfax..............................    1/1 - 1/23       317,894         508             --           508
    KSTE-FM.............................    1/1 - 3/28       (32,475)       (198)            --          (198)
    Chancellor Viacom Acquisition.......     1/1 - 7/2       451,690       5,709          2,060         3,649
                                                          ----------     -------         ------       -------
              Total.....................                  $  908,946     $ 6,544         $2,060       $ 4,484
                                                          ----------     -------         ------       -------

---------------

     (1) Intangible assets are amortized on a straight-line basis over an estimated average 40 year life by Chancellor. In connection with purchase accounting for the Chancellor Merger, intangible assets will be amortized over an estimated average life of 15 years in accordance with the Company's accounting policies and procedures.

     Historical depreciation expense of the Completed Chancellor Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(xiii) Reflects the elimination of disposed stations' historical depreciation and amortization expense of $1,554 for the year ended December 31, 1996 (KTBZ-FM of $642 and WWWW-FM/WDFN-AM of $912 for the period of February 14, 1996 to December 31, 1996) and $82 for the nine months ended September 30, 1997 (WWWW-FM/WDFN-AM for the period of January 1, 1997 to January 31, 1997) recognized by Chancellor during the time brokerage agreement holding period.

(xiv) Reflects the elimination of duplicate corporate expenses of $2,726 for the year ended December 31, 1996 and $354 for the nine months ended September 30, 1997 related to the Completed Chancellor Transactions.

(xv) Reflects the adjustment to interest expense in connection with the consummation of the Completed Chancellor Transactions, the February 1996 and August 1996 equity offerings of Chancellor (the "Chancellor Offerings"), the issuance by CRBC of its 12 1/4% Series A Senior Cumulative Exchangeable Preferred Stock, the refinancing of CRBC's previous senior credit agreement on January 23, 1997 and the offering on June 24, 1997 by CRBC of $200.0 million aggregate principal amount of its 8 3/4% Senior Subordinated Notes due 2007 (the "8 3/4% Notes"):

                                                                                      NINE MONTHS
                                                                  YEAR ENDED             ENDED
                                                               DECEMBER 31, 1996   SEPTEMBER 30, 1997
                                                               -----------------   ------------------
      Additional bank borrowings related to:
        Completed Chancellor Acquisitions....................     $1,162,592           $ 727,192
        Completed Chancellor Dispositions....................       (141,253)           (141,253)
        New Loan Fees........................................          8,573               8,573
                                                                  ----------           ---------
      Total additional bank borrowings.......................     $1,029,912           $ 594,512
                                                                  ==========           =========
      Interest expense on additional bank borrowings at
        7.5%.................................................     $   49,626           $  16,118
      Less: historical interest expense of the stations
        acquired in the Completed Chancellor Transactions....        (12,422)             (3,178)
                                                                  ----------           ---------
      Net increase in interest expense.......................         37,204              12,940
      Reduction in interest expense on bank debt related to
        the application of net proceeds of the following at
        7.5%:
      February 1996 Offering proceeds of $155,475 for the
        period January 1, 1996 to February 14, 1996..........         (1,425)                 --
      August 1996 Offering proceeds of $23,050 for the period
        January 1, 1996 to August 9, 1996....................         (1,052)                 --
        CRBC 12 1/4% Series A Senior Cumulative Exchangeable
           Preferred Stock proceeds of $96,171 for the period
           January 1, 1996 to February 14, 1996..............           (902)                 --
        CRBC 8 3/4% Notes proceeds of $194,083 for the year
           ended December 31, 1996 and for the period January
           1, 1997 to June 24, 1997..........................        (14,556)             (7,036)
      Reduction in interest expense resulting from the
        redemption of CRBC's 12.5% Senior Subordinated Notes
        of $60,000 on June 5, 1997...........................         (7,500)             (3,229)
      Interest expense on $70,133 additional bank borrowings
        at 7.5% related to the redemption of CRBC's 12.5%
        Senior Subordinated Notes on June 5, 1997............          5,260               2,265
      Interest expense on $200,000 8 3/4% Notes issued
        June 24, 1997........................................         17,500               8,458
                                                                  ----------           ---------
      Total adjustment for net increase in interest
        expense..............................................     $   34,529           $  13,398
                                                                  ==========           =========

(xvi) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

(xvii) Reflects incremental dividends and accretion on preferred stock of subsidiaries as follows:

                                                                                         NINE MONTHS
                                                   DATE OF           YEAR ENDED             ENDED
                                                  ISSUANCE        DECEMBER 31, 1996   SEPTEMBER 30, 1997
                                              -----------------   -----------------   ------------------
      12 1/4% Series A Senior Cumulative
        Exchangeable Preferred Stock........  February 26, 1996        $ 1,441              $   --
      12% Exchangeable Preferred Stock......   January 23, 1997         25,402               1,504
                                                                       -------             -------
      Total dividends and accretion.........                           $26,843              $1,504
                                                                       =======             =======

(xviii) Reflects incremental dividends on Chancellor's 7% Convertible Preferred
        Stock (issued on January 23, 1997) of $7,700 for the year ended December 31, 1996 and $471 for the nine months ended September 30, 1997.

(l) On October 7, 1997, the Company acquired, in the Bonneville Acquisition, KZPS-FM and KDGE-FM in Dallas for $83,500 in cash. On July 14, 1997, the Company completed the disposition of WLUP-FM in Chicago to Bonneville and placed $80,000 in a trust pending the completion of the Chicago/Dallas Exchange. The Chicago/Dallas Exchange was accounted for as a like-kind exchange and no gain or loss was recognized upon consummation of the exchange. The Company began operating KZPS-FM and KDGE-FM under a time brokerage agreement on August 1, 1997.

(m) On October 28, 1997, the Company acquired Katz Media Group, Inc. ("KMG"), a full-service media representation firm, in a tender offer transaction for a total purchase price of approximately $379,223 (the "Katz Acquisition") which included (i) the conversion of each outstanding share of KMG Common Stock into the right to receive $11.00 in cash, resulting in total cash payments of $149,601, (ii) the assumption of long-term debt of KMG and its subsidiaries of $222,122 which includes borrowings outstanding under the senior credit facility of KMG and its subsidiaries of $115,122 and $100,000 of the 10 1/2% Notes and (iii) estimated acquisition costs of $7,500.

(n) On December 29, 1997, the Company acquired, in the Gannett Acquisition, 5 radio stations in 3 major markets from P&S including WGCI-FM/AM in Chicago, KHKS FM in Dallas, and KKBQ-FM/AM in Houston for $340,000 in cash.

(o) On May 15, 1997, the Company sold, in the EZ Sale, WNKS-FM in Charlotte for $10,000 in cash.

(p) On June 3, 1997, the Company sold, in the Crawford Disposition, WEJM-FM in Chicago for $14,750 in cash. On August 26, 1997, the Company sold, in the Douglas Chicago Disposition, WEJM-AM in Chicago for $7,500 in cash.

(q) On July 7, 1997, the Company sold, in the ABC/Washington Disposition, WJZW-FM in Washington for $68,000 in cash. The assets of WJZW-FM were classified as assets held for sale in connection with the purchase price allocation of the Evergreen Viacom Acquisition (see 5(j)). Accordingly, WJZW-FM net income for the period July 2, 1997 to July 7, 1997 has been excluded from the Company's historical condensed statement of operations.

(r) On July 7, 1997, the Company sold, in the San Francisco Frequency Disposition, the San Francisco 107.7 MHz FM dial position and transmission facility and the call letters from Chancellor's KSAN-FM in San Francisco for $44,000 in cash.

(s) On January 31, 1997, the Company acquired, in the KKSF/KDFC Acquisition, KKSF-FM and KDFC-FM/AM in San Francisco for $115,000 in cash. The Company had previously been operating KKSF-FM and KDFC-FM/AM under a time brokerage agreement since November 1, 1996. On July 21, 1997, the Company sold, in the Bonneville/KDFC Disposition, KDFC-FM in San Francisco for $50,000 in cash. The assets of KDFC-FM are classified as assets held for sale in connection with the purchase price allocation of the acquisition of KKSF-FM/KDFC-FM/AM. Accordingly, KDFC-FM net income of approximately $791 for the period February 1, 1997 through September 30, 1997 has been excluded from the Company's historical condensed statement of operations. Therefore, the KDFC-FM condensed statement of operations includes the results of operations for January 1, 1997 through January 31, 1997 (the time brokerage agreement holding period in 1997) for the nine months ended September 30, 1997.

(t) On August 13, 1997, the Company sold, in the Douglas AM Dispositions, WBZS-AM and WZHF-AM in Washington (acquired as part of the Evergreen Viacom Acquisition -- see 5(j)) and KDFC-AM in San Francisco for $5,500, $7,500 and $5,000, respectively, payable in the form of a promissory note. The assets of WBZS-AM and WZHF-AM were classified as assets held for sale in connection with the purchase price allocation of the Evergreen Viacom Acquisition (see 5(j)). Accordingly, WBZS-AM and

    WZHF-AM net income for the period July 2, 1997 to August 13, 1997 has been excluded from the Company's historical condensed statement of operations.

(u) On May 30, 1997, the Company acquired, in the Century Acquisition, WPNT-FM in Chicago for $75,750 in cash (including $2,000 for the purchase of the station's accounts receivable) of which $5,500 was paid as escrow funds in July 1996. On June 19, 1997, the Company sold, in the Bonneville/WPNT Disposition, WPNT-FM in Chicago for $75,000 in cash and recognized a gain of $500.

 (6) Reflects the elimination of intercompany Katz revenue and Company expense related to national representation commissions of $15,964 for the year ended December 31, 1996 and $15,119 for the nine months ended September 30, 1997 paid to Katz by the Company.

 (7) Reflects the reclassification of Katz corporate general and administrative expenses of $10,035 for the year ended December 31, 1996 and $8,171 for the nine months ended September 30, 1997 to conform with Company classification.

 (8) Reflects incremental amortization related to the Completed Transactions and is based on the following allocation to intangible assets:

                                       INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
          COMPLETED TRANSACTIONS       AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
       YEAR ENDED DECEMBER 31, 1996     PERIOD(I)        NET        EXPENSE(I)      EXPENSE       INCREASE
       ----------------------------    ------------   ----------   ------------   ------------   ----------
     Pyramid Acquisition (ii)........     1/1-1/17    $  325,871     $  1,026       $   409       $    617
     KYLD-FM.........................     1/1-8/14        43,659        1,811           640          1,171
     WEDR-FM.........................    1/1-10/18        63,757        3,400            --          3,400
     WGAY-FM.........................    1/1-11/26        32,538        1,964            --          1,964
     WWWW-FM/WDFN-AM.................    1/1-12/31        26,590        1,773             7          1,766
     KKSF-FM (iii)...................    1/1-12/31        58,698        3,913           868          3,045
     WJLB-FM/WMXD-FM.................    1/1-12/31       165,559       11,037         2,145          8,892
     WWRC-AM.........................    1/1-12/31        16,808        1,121            --          1,121
     WDAS-FM/AM......................    1/1-12/31        98,185        6,546         2,470          4,076
     Evergreen Viacom Acquisition
       (iv)..........................    1/1-12/31       515,654       34,377         5,606         28,771
     Chancellor Merger (v)...........    1/1-12/31     2,217,482      147,832        37,834        109,998
     Chicago/Dallas Exchange.........    1/1-12/31          (584)         (39)           --            (39)
     Katz Acquisition (vi)...........    1/1-12/31       357,781       12,496         7,616          4,880
     Gannett Acquisition.............    1/1-12/31       334,756       22,317         1,229         21,088
                                                      ----------     --------       -------       --------
     Total...........................                 $4,256,754     $249,574       $58,824       $190,750
                                                      ==========     ========       =======       ========

                                           INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
            COMPLETED TRANSACTIONS         AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
     NINE MONTHS ENDED SEPTEMBER 30, 1997   PERIOD(I)        NET        EXPENSE(I)      EXPENSE       INCREASE
     ------------------------------------  ------------   ----------   ------------   ------------   ----------
     WWWW-FM/WDFN-AM.....................    1/1-1/31     $   26,590     $    148       $    --       $    148
     KKSF-FM (iii).......................    1/1-1/31         58,698          326            --            326
     WJLB-FM/WMXD-FM.....................    1/1-3/31        165,559        2,759            --          2,759
     WWRC-AM.............................     1/1-4/2         16,808          286            --            286
     WDAS-FM/AM..........................    1/1-4/30         98,185        2,182           820          1,362
     Evergreen Viacom Acquisition(iv)....     1/1-7/2        515,654       17,379           793         16,586
     Chancellor Merger(v)................     1/1-9/5      2,217,482      100,608        23,638         76,970
     Chicago/Dallas Exchange.............    1/1-9/30           (584)         (29)           --            (29)
     Katz Acquisition(vi)................    1/1-9/30        357,781        9,372         5,712          3,660
     Gannett Acquisition.................    1/1-9/30        334,756       16,738           921         15,817
                                                          ----------     --------       -------       --------
     Total...............................                 $3,790,929     $149,769       $31,884       $117,885
                                                          ==========     ========       =======       ========

---------------

     (i) Intangible assets are amortized on a straight-line basis over an estimated average 15 year life (except for the Katz Acquisition -- see
          (vi) below). The incremental amortization period represents the period of the year that the station was not owned by the Company.

     (ii) Intangible assets for the Pyramid Acquisition of $325,871 includes $61,218 resulting from the recognition of deferred tax liabilities and excludes approximately $29,915 of the purchase price allocated to the Buffalo Stations which were sold during the year ended December 31, 1996.

     (iii) Intangible assets for KKSF-FM excludes (1) $50,000 of the purchase price allocated to KDFC-FM which has been classified as assets held for sale, (2) $1,500 to be reimbursed by the buyers of KDFC-FM for costs incurred in connection with relocating KKSF and (3) $4,802 of the purchase price allocated to KDFC-AM which was sold, in the Douglas AM Dispositions, on August 13, 1997.

     (iv) Intangible assets for the Evergreen Viacom Acquisition of $515,654 excludes (1) $67,231 of the purchase price allocated to WJZW-FM which was sold in the ABC/Washington Disposition on July 7, 1997 and (2) $12,148 of the purchase price allocated to WZHF-AM and WBZS-AM which were sold in the Douglas AM Dispositions on August 13, 1997.

     (v) Intangible assets for the Chancellor Merger of $2,217,482 includes $332,409 resulting from the recognition of deferred tax liabilities.

     (vi) Intangible assets for the Katz Acquisition of $357,781 consist of goodwill of $252,781 and representation contract value of $105,000 with estimated average lives of 40 years and 17 years, respectively.

     Historical depreciation expense of the Completed Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

 (9) Reflects the elimination of merger expenses of $6,124 for the nine months ended September 30, 1997 incurred by Chancellor in connection with the Chancellor Merger.

(10) Reflects the elimination of duplicate corporate expenses of $6,347 for the year ended December 31, 1996 and $1,842 for the nine months ended September 30, 1997 related to the Completed Transactions.

(11) Reflects the adjustment to interest expense in connection with the consummation of the Completed Transactions, the sale in October 1996 by Evergreen of 9,000,000 shares of its common stock for aggregate net proceeds of $264,236 (the "1996 Evergreen Offering"), the amendment and restatement of the Company's senior credit agreement on April 25, 1997 (the "Senior Credit Facility") and the offering by CMCLA of the 8 1/8% Notes:

                                                                             NINE MONTHS
                                                         YEAR ENDED             ENDED
                                                      DECEMBER 31, 1996   SEPTEMBER 30, 1997
                                                      -----------------   ------------------
Additional bank borrowings related to:
  Completed Acquisitions............................     $2,158,160           $1,684,160
  Chancellor Merger (a).............................         31,000               31,000
  Completed Dispositions............................       (381,250)            (349,250)
  New Loan Fees.....................................         10,473               10,473
                                                         ----------           ----------
Total additional bank borrowings....................     $1,818,383           $1,376,383
                                                         ==========           ==========

Interest expense at 7.0%............................     $  104,308           $   47,959
Less: historical interest expense...................         (5,596)                (674)
                                                         ----------           ----------
Net increase in interest expense....................         98,712               47,285
Reduction in interest expense on bank debt related
  to the application of net proceeds of the
  following at 7.0%:
  1996 Evergreen Offering contributed to the Company
     of $264,236 for the period January 1, 1996 to
     October 22, 1996...............................        (15,003)                  --
  $3.00 Convertible Preferred Stock Offering
     contributed to the Company of $287,808 for the
     year ended December 31, 1996 and for the period
     January 1, 1997 to June 16, 1997...............        (20,147)              (9,290)
  CMCLA 8 1/8% Notes proceeds of $485,000 for the
     year ended December 31, 1996 and for the nine
     months ended September 30, 1997................        (33,950)             (25,463)
Interest expense on $500,000 8 1/8% Notes issued
  December 22, 1997.................................         40,625               30,469
Reduction in interest expense related to the
  application of the 7.0% interest rate to the
  Company's bank debt prior to the refinancing of
  the Senior Credit Facility, to CRBC's bank debt
  prior to consummation of the Chancellor Merger and
  to KMG's bank debt prior to consummation of the
  Katz Acquisition..................................        (19,792)                 987
                                                         ----------           ----------
Total adjustment for net increase in interest
  expense...........................................     $   50,445           $   43,988
                                                         ==========           ==========

     (a) The Company incurred additional bank borrowings of $31,000 to finance estimated acquisition costs related to the Chancellor Merger.

(12) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

(13) Reflects the (i) elimination of historical preferred stock dividends of $3,820 for the year ended December 31, 1996, assuming the conversion of 1,608,297 shares of Chancellor Media's formerly outstanding convertible exchangeable preferred stock into 5,025,916 shares of Class A Common Stock (the "1996 Preferred Stock Conversion") and the redemption of the remaining 1,703 shares of formerly outstanding convertible exchangeable preferred stock occurred on January 1, 1996 and (ii) incremental dividends on the $3.00 Convertible Preferred Stock (issued on June 16, 1997) of $17,970 for the year ended December 31, 1996 and $8,287 for the nine months ended September 30, 1997.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS RELATED TO THE PENDING TRANSACTIONS

(14) The detail of the historical financial data of the stations to be acquired or disposed of in the Pending Transactions for the year ended December 31, 1996 and the nine months ended September 30, 1997 has been obtained from the historical financial statements of the respective stations and is summarized below:

                                                        ACQUISITIONS                          DISPOSITIONS
                                        --------------------------------------------   ---------------------------
                                             SFX           DENVER        BONNEVILLE                    BONNEVILLE
                                          EXCHANGE       ACQUISITION       OPTION        WFLN-FM         OPTION        PENDING
                                         HISTORICAL      HISTORICAL      HISTORICAL     HISTORICAL     HISTORICAL    TRANSACTIONS
     YEAR ENDED DECEMBER 31, 1996        1/1-6/30(A)    1/1-12/31(B)    1/1-12/31(C)   9/1-12/31(D)   1/1-12/31(C)    HISTORICAL
--------------------------------------  -------------   -------------   ------------   ------------   ------------   ------------
Gross revenues........................     $ 5,726         $5,624         $55,482        $(1,455)       $(35,355)      $30,022
Less: agency commissions..............        (619)          (780)         (8,683)           159           4,528        (5,395)
                                           -------         ------         -------        -------        --------       -------
Net revenues..........................       5,107          4,844          46,799         (1,296)        (30,827)       24,627
Station operating expenses excluding
 depreciation and amortization........       3,676          3,947          25,678           (725)        (18,858)       13,718
Depreciation and amortization.........       2,141            477              --           (800)             --         1,818
Corporate general and
 administrative.......................       1,024             --              --             --              --         1,024
                                           -------         ------         -------        -------        --------       -------
Operating income (loss)...............      (1,734)           420          21,121            229         (11,969)        8,067
Interest expense......................          --            195              --             --            (562)         (367)
Other (income) expense................          --            (49)             (8)            --               9           (48)
                                           -------         ------         -------        -------        --------       -------
Net income (loss).....................     $(1,734)        $  274         $21,129        $   229        $(11,416)      $ 8,482
                                           =======         ======         =======        =======        ========       =======
Broadcast cash flow...................     $ 1,431         $  897         $21,121        $  (571)       $(11,969)      $10,909
                                           =======         ======         =======        =======        ========       =======

                                                                   ACQUISITIONS                DISPOSITIONS
                                                             -------------------------   -------------------------
                                                               DENVER      BONNEVILLE                  BONNEVILLE
                                                             ACQUISITION     OPTION        WFLN-FM       OPTION        PENDING
                                                             HISTORICAL    HISTORICAL    HISTORICAL    HISTORICAL    TRANSACTIONS
           NINE MONTHS ENDED SEPTEMBER 30, 1997              1/1-8/31(B)   1/1-9/30(C)   1/1-4/30(D)   1/1-9/30(C)    HISTORICAL
-----------------------------------------------------------  -----------   -----------   -----------   -----------   ------------
Gross revenues.............................................    $3,460        $32,912       $(1,298)     $(30,638)      $ 4,436
Less: agency commissions...................................      (458)        (4,992)          134         3,952        (1,364)
                                                               ------        -------       -------      --------       -------
Net revenues...............................................     3,002         27,920        (1,164)      (26,686)        3,072
Station operating expenses excluding depreciation and
 amortization..............................................     2,816         18,901          (728)      (14,206)        6,783
Depreciation and amortization..............................       198             --          (800)           --          (602)
Corporate general and administrative.......................        --             --            --            --            --
                                                               ------        -------       -------      --------       -------
Operating income (loss)....................................       (12)         9,019           364       (12,480)       (3,109)
Interest expense...........................................        --             --            --            --            --
Other (income) expense.....................................       (81)             4            --             9           (68)
                                                               ------        -------       -------      --------       -------
Net income (loss)..........................................    $   69        $ 9,015       $   364      $(12,489)      $(3,041)
                                                               ======        =======       =======      ========       =======
Broadcast cash flow........................................    $  186        $ 9,019       $  (436)     $(12,480)      $(3,711)
                                                               ======        =======       =======      ========       =======

(a) On July 1, 1996, Chancellor entered into an agreement to exchange, in the SFX Exchange, WAPE-FM and WFYV-FM in Jacksonville, Florida (which were acquired as part of the Omni Acquisition) (see 5(k)(v)), and $11,000 in cash to SFX for WBAB-FM, WBLI-FM, WGBB-AM, and WHFM-FM in Long Island. Chancellor entered into time brokerage agreements to operate WBAB-FM, WBLI-FM, WGBB-AM, and WHFM-FM effective July 1, 1996 and entered into time brokerage agreements to sell substantially all of the broadcast time of WAPE-FM and WFYV-FM effective July 1, 1996.

(b) On July 30, 1997, Chancellor entered into an agreement to acquire, in the Denver Acquisition, KXPK-FM in Denver from Evergreen Wireless LLC (which is unrelated to the Company) for $26,000 in cash (including $1,650 paid by Chancellor in escrow). Chancellor began operating KXPK-FM under a time brokerage agreement on September 1, 1997.

(c) On August 6, 1997, the Company and Chancellor paid $3,000 to Bonneville for an option to exchange the Company's station WTOP-AM in Washington and Chancellor's stations KZLA-FM in Los Angeles and WGMS-FM in Washington plus an additional $57,000 in cash for Bonneville's stations WNSR-FM in New York, KLDE-FM in Houston and KBIG-FM in Los Angeles (the "Bonneville Option"). The Bonneville Option was exercised on October 1, 1997, and definitive exchange documentation is presently being negotiated. The Company has entered into time brokerage agreements to operate KLDE-FM and KBIG-FM effective October 1, 1997 and WNSR-FM effective October 10, 1997 and has entered into time brokerage agreements to sell substantially all of the broadcast time of WTOP-AM, KZLA-FM and WGMS-FM effective October 1, 1997.

(d) On August 12, 1996, the Company entered into an agreement to acquire WFLN-FM in Philadelphia from Secret for $37,750 in cash. The Company also entered into an agreement to operate WFLN-FM under a time brokerage agreement effective September 1, 1996. The Company subsequently entered into an agreement to sell WFLN-FM to Greater Media for $41,800 in cash. On May 1, 1997, the Company assigned its time brokerage agreement to operate WFLN-FM to Greater Media. On July 16, 1997, Secret purported to terminate the sale of WFLN-FM to the Company. The Company subsequently brought suit against Secret to enforce its right to acquire WFLN-FM. In August 1997, pursuant to a court settlement, the Company, Secret and Greater Media agreed that (i) Secret would sell WFLN-FM directly to Greater Media for $37,750, (ii) Greater Media would deposit $4,050 (the difference between the Company's proposed acquisition price for WFLN-FM from Secret and the Company's proposed sale price for WFLN-FM to Greater Media) with the court and (iii) the Company and Secret would litigate each party's entitlement to the amount deposited with the court. As of the date hereof, no further resolution to this dispute has occurred.

(15) Reflects the elimination of time brokerage agreement fees received and paid by Chancellor as follows:

               YEAR ENDED DECEMBER 31, 1996              MARKET      PERIOD     REVENUE   EXPENSE
               ----------------------------            -----------  ---------   -------   -------
     WAPE-FM, WFYV-FM................................  Jacksonville 7/1-12/31   $(1,963)  $(2,000)
     WBAB-FM, WBLI-FM, WGBB-AM, WHFM-FM..............  Long Island  7/1-12/31        --    (2,000)
                                                                                -------   -------
     Total adjustment for decrease in gross revenues and expenses............   $(1,963)  $(4,000)
                                                                                =======   =======

           NINE MONTHS ENDED SEPTEMBER 30, 1997          MARKET      PERIOD     REVENUE   EXPENSE
           ------------------------------------        -----------  ---------   -------   -------
     WAPE-FM, WFYV-FM................................  Jacksonville   1/1-9/5   $(2,711)  $  (490)
     WBAB-FM, WBLI-FM, WGBB-AM, WHFM-FM..............  Long Island    1/1-9/5        --    (2,711)
                                                                                -------   -------
     Total adjustment for decrease in gross revenues and expenses............   $(2,711)  $(3,201)
                                                                                =======   =======

(16) Reflects incremental amortization related to the Pending Transactions and is based on the allocation of the total consideration as follows:

                                                                YEAR ENDED        NINE MONTHS ENDED
                                                             DECEMBER 31, 1996    SEPTEMBER 30, 1997
                                                             -----------------    ------------------
     Amortization expense on $92,824 additional intangible
       assets amortized on a straight-line basis over a 15
       year period.........................................       $ 6,188               $ 4,641
     Less: historical amortization expense.................        (1,957)               (1,200)
                                                                  -------               -------
     Adjustment for net increase in amortization expense...       $ 4,231               $ 3,441
                                                                  =======               =======

     Historical depreciation expense of the Pending Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(17) Reflects the adjustment to interest expense in connection with the consummation of the Pending Transactions:

                                                                                    NINE MONTHS
                                                                    YEAR ENDED         ENDED
                                                                   DECEMBER 31,    SEPTEMBER 30,
                                                                       1996            1997
                                                                   ------------    -------------
     Additional bank borrowings related to:
       Pending Acquisitions......................................    $92,350          $92,350
                                                                     =======          =======
     Interest expense on additional bank borrowings at 7.0%......    $ 6,465          $ 4,849
                                                                     =======          =======

(18) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

(19) The pro forma combined loss per common share data is computed by dividing pro forma loss attributable to common stockholders by the weighted average common shares assumed to be outstanding. On December 18, 1997, the Company declared a 2-for-1 split of its Common Stock effected as a stock dividend (the "Stock Split"). The stock dividend is payable January 12, 1998, to stockholders of record on December 29, 1997. Stockholders will receive one additional share of Common Stock for each share held on the record date. The following summary of shares used in the pro forma combined loss per common share calculation gives effect to the Stock Split.

                                                                                    NINE MONTHS
                                                                    YEAR ENDED         ENDED
                                                                   DECEMBER 31,    SEPTEMBER 30,
                                                                       1996            1997
                                                                   ------------    -------------
     Historical weighted average shares outstanding..............      60,414          87,690
     Incremental weighted average shares relating to:
       Issuance of 18,000,000 shares of Class A Common Stock on
         October 17, 1996........................................      14,650              --
       Conversion of 1,608,297 shares of preferred stock in
         1996....................................................       9,246              --
       Issuance of 34,617,460 shares of Common Stock in
         connection with the Chancellor Merger...................      34,617          31,412
                                                                     --------         -------
              Total incremental weighted average shares..........      58,513          31,412
                                                                     ========         =======
     Shares used in the pro forma combined earnings per share
       calculation...............................................     118,927         119,102
                                                                     ========         =======

                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

                        PRO FORMA FINANCIAL INFORMATION

     The unaudited pro forma condensed combined financial statements of Chancellor Media Corporation of Los Angeles ("CMCLA" and, together with its subsidiaries, the "Company") are presented using the purchase method of accounting for all acquisitions and reflect (i) the combination of consolidated historical financial data of the Company, each of the stations acquired in the transactions completed by the Company (the "Completed Transactions") and each of the stations to be acquired in the transactions of the Company pending as of the date hereof (the "Pending Transactions") and (ii) the elimination of the consolidated historical data of the stations disposed in the Completed Transactions and stations to be disposed in the Pending Transactions. The unaudited pro forma condensed combined balance sheet data at September 30, 1997 presents adjustments for those Completed Transactions consummated since such date, the Pending Transactions and the offering by CMCLA of $500.0 million aggregate principal amount of 8 1/8% Senior Subordinated Notes due 2007, which was completed on December 22, 1997 (the "Offering") as if each such transaction had occurred at September 30, 1997. The unaudited pro forma condensed combined statements of operations data for the twelve months ended December 31, 1996 and the nine months ended September 30, 1997 present adjustments for the Completed Transactions, the Pending Transactions, certain other financing transactions undertaken during 1997 (the "Financing Transactions"), certain financing transactions undertaken during 1996, and the Offering and the application of the net proceeds therefrom, as if each such transaction occurred on January 1, 1996.

     The purchase method of accounting has been used in the preparation of the unaudited pro forma condensed combined financial statements. Under this method of accounting, the aggregate purchase price is allocated to assets acquired and liabilities assumed based on their estimated fair values. For purposes of the unaudited pro forma condensed combined financial statements, the purchase prices of the assets acquired and to be acquired in the Completed Transactions and the Pending Transactions have been allocated based primarily on information furnished by management of the acquired assets. The final allocation of the respective purchase prices of the assets acquired and to be acquired in the Completed Transactions and the Pending Transactions are determined a reasonable time after consummation of such transactions and are based on a complete evaluation of the assets acquired and liabilities assumed. Accordingly, the information presented herein may differ from the final purchase price allocation; however, such allocations are not expected to differ materially from the preliminary amounts.

     In the opinion of the Company's management, all adjustments have been made that are necessary to present fairly the pro forma data.

     The unaudited pro forma condensed combined financial statements should be read in conjunction with the respective financial statements and related notes thereto of the Company which have previously been reported. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations or financial position that would have been achieved had the transactions reflected therein been consummated as of the dates indicated, or of the results of operations or financial positions for any future periods or dates.

                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                             AT SEPTEMBER 30, 1997
                                 (IN THOUSANDS)

                                                                                  COMPANY       PRO FORMA
                                                                  PRO FORMA     AS ADJUSTED    ADJUSTMENTS
                                                    COMPANY      ADJUSTMENTS      FOR THE        FOR THE       COMPANY
                                                   HISTORICAL   FOR COMPLETED    COMPLETED       PENDING      PRO FORMA
                                                   AT 9/30/97   TRANSACTIONS    TRANSACTIONS   TRANSACTIONS    COMBINED
                                                   ----------   -------------   ------------   ------------   ----------
ASSETS:
Current assets...................................  $ 210,544      $ 58,542(1)    $  269,086      $     --     $  269,086
Property and equipment, net......................    136,405        24,098(1)       160,503         4,176(3)     164,679
Intangible assets, net...........................  3,828,014       691,953(1)     4,519,967        92,824(3)   4,612,791(4)
Other assets.....................................     38,413        26,761(1)        71,824        (4,650)(3)     67,174
                                                                    (8,350)(1)
                                                                    15,000(2)
                                                   ----------     --------       ----------      --------     ----------
  Total assets...................................  $4,213,376     $808,004       $5,021,380      $ 92,350     $5,113,730
                                                   ==========     ========       ==========      ========     ==========
LIABILITIES AND STOCKHOLDER'S EQUITY:
Liabilities
Current liabilities..............................  $  86,739      $ 46,880(1)    $  133,619      $     --     $  133,619
Long-term debt, excluding current portion........  1,857,000       714,373(1)     2,586,373        92,350(3)   2,678,723
                                                                   500,000(2)
                                                                  (485,000)(2)
Deferred tax liabilities (assets)................    421,408       (16,921)(1)      404,487            --        404,487
Other liabilities................................        997        48,672(1)        49,669            --         49,669
                                                   ----------     --------       ----------      --------     ----------
  Total liabilities..............................  2,366,144       808,004        3,174,148        92,350      3,266,498
Redeemable preferred stock.......................    338,566            --          338,566            --        338,566
STOCKHOLDER'S EQUITY:
Common stock.....................................          1            --                1            --              1
Additional paid in capital.......................  1,628,668            --        1,628,668            --      1,628,668
Accumulated deficit..............................   (120,003)           --         (120,003)           --       (120,003)
                                                   ----------     --------       ----------      --------     ----------
  Total stockholder's equity.....................  1,508,666            --        1,508,666            --      1,508,666
                                                   ----------     --------       ----------      --------     ----------
  Total liabilities and stockholder's equity.....  $4,213,376     $808,004       $5,021,380      $ 92,350     $5,113,730
                                                   ==========     ========       ==========      ========     ==========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

                                                                   PRO FORMA        COMPANY                        PRO FORMA
                                                                  ADJUSTMENTS     AS ADJUSTED                     ADJUSTMENTS
                                                    COMPLETED       FOR THE         FOR THE         PENDING         FOR THE
                                      COMPANY     TRANSACTIONS     COMPLETED       COMPLETED      TRANSACTIONS      PENDING
   YEAR ENDED DECEMBER 31, 1996      HISTORICAL   HISTORICAL(5)   TRANSACTIONS    TRANSACTIONS   HISTORICAL(13)   TRANSACTIONS
   ----------------------------      ----------   -------------   ------------    ------------   --------------   ------------
Gross revenues.....................   $337,405      $662,800       $ (15,964)(6)   $ 984,241        $ 30,022        $ (1,963)(14)
Less: agency commissions...........    (43,555)      (64,874)             --        (108,429)         (5,395)             --
                                      --------      --------       ---------       ---------        --------        --------
Net revenues.......................    293,850       597,926         (15,964)        875,812          24,627          (1,963)
Station operating expenses
  excluding depreciation and
  amortization.....................    174,344       375,802         (15,964)(6)     524,147          13,718          (4,000)(14)
                                                                     (10,035)(7)
Depreciation and amortization......     93,749        68,856         190,750(8)      353,355           1,818           4,231(15)
Corporate general and
  administrative expenses..........      7,797        11,440          10,035(7)       22,925           1,024              --
                                                                      (6,347)(10)
Stock option compensation..........         --         3,800              --           3,800              --              --
                                      --------      --------       ---------       ---------        --------        --------
Operating income (loss)............     17,960       138,028        (184,403)        (28,415)          8,067          (2,194)
Interest expense...................     37,527       100,106          60,420(11)     198,053            (367)          6,465(16)
Other (income) expense.............       (477)         (795)             --          (1,272)            (48)             --
                                      --------      --------       ---------       ---------        --------        --------
Income (loss) before income
  taxes............................    (19,090)       38,717        (244,823)       (225,196)          8,482          (8,659)
Income tax expense (benefit).......     (2,896)       13,873         (68,189)(12)    (57,212)             --             (62)(17)
                                      --------      --------       ---------       ---------        --------        --------
Net income (loss)..................    (16,194)       24,844        (176,634)       (167,984)          8,482          (8,597)
Preferred stock dividends..........         --        38,400              --          38,400              --              --
                                      --------      --------       ---------       ---------        --------        --------
Income (loss) attributable to
  common stock.....................   $(16,194)     $(13,556)      $(176,634)      $(206,384)       $  8,482        $ (8,597)
                                      ========      ========       =========       =========        ========        ========
Broadcast cash flow................   $119,506      $222,124       $  10,035       $ 351,665        $ 10,909        $  2,037
                                      ========      ========       =========       =========        ========        ========


                                      COMPANY
                                     PRO FORMA
   YEAR ENDED DECEMBER 31, 1996       COMBINED
   ----------------------------      ----------
Gross revenues.....................  $1,012,300
Less: agency commissions...........    (113,824)
                                     ----------
Net revenues.......................     898,476
Station operating expenses
  excluding depreciation and
  amortization.....................     533,865

Depreciation and amortization......     359,404
Corporate general and
  administrative expenses..........      23,949

Stock option compensation..........       3,800
                                     ----------
Operating income (loss)............     (22,542)
Interest expense...................     204,151
Other (income) expense.............      (1,320)
                                     ----------
Income (loss) before income
  taxes............................    (225,373)
Income tax expense (benefit).......     (57,274)
                                     ----------
Net income (loss)..................    (168,099)
Preferred stock dividends..........      38,400
                                     ----------
Income (loss) attributable to
  common stock.....................  $ (206,499)
                                     ==========
Broadcast cash flow................  $  364,611
                                     ==========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                 (IN THOUSANDS)

                                                                      PRO FORMA        COMPANY                        PRO FORMA
                                                                     ADJUSTMENTS     AS ADJUSTED                     ADJUSTMENTS
                                                       COMPLETED       FOR THE         FOR THE         PENDING         FOR THE
                                         COMPANY     TRANSACTIONS     COMPLETED       COMPLETED      TRANSACTIONS      PENDING
 NINE MONTHS ENDED SEPTEMBER 30, 1997   HISTORICAL   HISTORICAL(5)   TRANSACTIONS    TRANSACTIONS   HISTORICAL(13)   TRANSACTIONS
 ------------------------------------   ----------   -------------   ------------    ------------   --------------   ------------
Gross revenues........................   $382,994      $447,178       $ (15,119)(6)   $ 815,053        $ 4,436         $ (2,711)(14)
Less: agency commissions..............    (49,711)      (41,306)             --         (91,017)        (1,364)              --
                                         --------      --------       ---------       ---------        -------         --------
Net revenues..........................    333,283       405,872         (15,119)        724,036          3,072           (2,711)
Station operating expenses excluding
  depreciation and amortization.......    184,713       255,874         (15,119)(6)     417,297          6,783           (3,201)(14)
                                                                         (8,171)(7)
Depreciation and amortization.........    104,386        29,870         117,885(8)      252,141           (602)           3,441(15)
Corporate general and administrative
  expenses............................     11,646         8,133           8,171(7)       26,108             --               --
                                                                         (1,842)(10)
Merger expense........................         --         6,124          (6,124)(9)          --             --               --
Restructuring charge..................         --         7,095              --           7,095             --               --
Stock option compensation.............         --         3,083              --           3,083             --               --
                                         --------      --------       ---------       ---------        -------         --------
Operating income (loss)...............     32,538        95,693        (109,919)         18,312         (3,109)          (2,951)
Interest expense......................     45,036        66,580          50,776(11)     162,392             --            4,849(16)
Other (income) expense................    (18,380)          128              --         (18,252)           (68)              --
                                         --------      --------       ---------       ---------        -------         --------
Income (loss) before income taxes.....      5,882        28,985        (160,695)       (125,828)        (3,041)          (7,800)
Income tax expense (benefit)..........      5,244         9,801         (42,880)(12)    (27,835)            --           (3,794)(17)
                                         --------      --------       ---------       ---------        -------         --------
Net income (loss).....................        638        19,184        (117,815)        (97,993)        (3,041)          (4,006)
Preferred stock dividends.............      2,779        27,321              --          30,100             --               --
                                         --------      --------       ---------       ---------        -------         --------
Income (loss) attributable to common
  stock...............................   $ (2,141)     $ (8,137)      $(117,815)      $(128,093)       $(3,041)        $ (4,006)
                                         ========      ========       =========       =========        =======         ========
Broadcast cash flow...................   $148,570      $149,998       $   8,171       $ 306,739        $(3,711)        $    490
                                         ========      ========       =========       =========        =======         ========


                                         COMPANY
                                        PRO FORMA
 NINE MONTHS ENDED SEPTEMBER 30, 1997   COMBINED
 ------------------------------------   ---------
Gross revenues........................  $ 816,778
Less: agency commissions..............    (92,381)
                                        ---------
Net revenues..........................    724,397
Station operating expenses excluding
  depreciation and amortization.......    420,879

Depreciation and amortization.........    254,980
Corporate general and administrative
  expenses............................     26,108

Merger expense........................         --
Restructuring charge..................      7,095
Stock option compensation.............      3,083
                                        ---------
Operating income (loss)...............     12,252
Interest expense......................    167,241
Other (income) expense................    (18,320)
                                        ---------
Income (loss) before income taxes.....   (136,669)
Income tax expense (benefit)..........    (31,629)
                                        ---------
Net income (loss).....................   (105,040)
Preferred stock dividends.............     30,100
                                        ---------
Income (loss) attributable to common
  stock...............................  $(135,140)
                                        =========
Broadcast cash flow...................  $ 303,518
                                        =========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE COMPLETED TRANSACTIONS COMPLETED AFTER SEPTEMBER 30, 1997

(1) Reflects the Completed Transactions that were completed after September 30, 1997 as follows:

                                                               PURCHASE PRICE ALLOCATION
                          ----------------------------------------------------------------------------------------------------
                            PURCHASE               PROPERTY AND   INTANGIBLE                            DEFERRED
                          PRICE/(SALES   CURRENT    EQUIPMENT,     ASSETS,      OTHER       CURRENT       TAX         OTHER
 COMPLETED TRANSACTIONS      PRICE)      ASSETS       NET(A)        NET(A)      ASSETS    LIABILITIES    ASSET     LIABILITIES
------------------------  ------------   -------   ------------   ----------   --------   -----------   --------   -----------
Chicago/Dallas
  Exchange(b)...........    $  3,500     $   --      $ 4,084       $   (584)   $    --     $     --     $    --     $     --
Katz Acquisition(c).....     379,223     58,542       14,770        357,781     26,761      (46,880)     16,921      (48,672)
Gannett
  Acquisition(d)........     340,000         --        5,244        334,756         --           --          --           --
                            --------     -------     -------       --------    -------     --------     -------     --------
      Total.............    $722,723     $58,542     $24,098       $691,953    $26,761     $(46,880)    $16,921     $(48,672)
                            ========     =======     =======       ========    =======     ========     =======     ========

                                  FINANCING
                          --------------------------
                          (INCREASE)     INCREASE
                           DECREASE    (DECREASE) IN
                           IN OTHER      LONG-TERM
 COMPLETED TRANSACTIONS     ASSETS         DEBT
------------------------  ----------   -------------
Chicago/Dallas
  Exchange(b)...........    $8,350       $ (4,850)
Katz Acquisition(c).....        --        379,223
Gannett
  Acquisition(d)........        --        340,000
                            ------       --------
      Total.............    $8,350       $714,373
                            ======       ========

---------------

(a) The Company has assumed that historical balances of net property and equipment acquired approximate fair value for the preliminary allocation of the purchase price. Such amounts are based primarily on information provided by the management of Katz Media Group, Inc. ("KMG") and by the management of the respective stations acquired. The Company, on a preliminary basis, has allocated the $357,781 of intangible assets related to the Katz Acquisition (as defined) to representation contracts and goodwill. This preliminary allocation is based upon information provided by the management of KMG.

(b) On October 7, 1997, the Company acquired, in the Bonneville Acquisition, KZPS-FM and KDGE-FM in Dallas for $83,500 in cash. On July 14, 1997, the Company completed the disposition of WLUP-FM in Chicago to Bonneville International Corporation ("Bonneville") and placed $80,000 in a trust pending the completion of the deferred exchange of WLUP-FM in Chicago for KZPS-FM and KDGE-FM in Dallas (the "Chicago/Dallas Exchange"). The Chicago/Dallas Exchange was accounted for as a like-kind exchange and no gain or loss was recognized upon consummation of the exchange. The decrease in long-term debt of $4,850 represents the refund of $8,350 in escrow funds previously paid by the Company on June 29, 1997 and classified as other assets at September 30, 1997 less $3,500 in cash boot paid to Bonneville.

(c) On October 28, 1997, Chancellor Media Corporation ("Chancellor Media") and the Company acquired KMG, a full service media representation firm, in a tender offer transaction for a total purchase price of approximately $379,223 (the "Katz Acquisition") which included (i) the conversion of each outstanding share of KMG Common Stock into the right to receive $11.00 in cash, resulting in total cash payments of $149,601, (ii) the assumption of long-term debt of KMG and its subsidiaries of $222,122 which includes borrowings outstanding under the senior credit facility of KMG and its subsidiaries of $115,122 and $100,000 of 10 1/2% Senior Subordinated Notes due 2007 of Katz Media Corporation (the "10 1/2% Notes") and (iii) estimated acquisition costs of $7,500.

(d) On December 29, 1997, the Company acquired, in the Gannett Acquisition, 5 radio stations in 3 major markets from Pacific & Southern Co. ("P&S"), a subsidiary of Gannett Co., including WGCI-FM/AM in Chicago, KHKS-FM in Dallas, and KKBQ-FM/AM in Houston, for $340,000 in cash.

(2) Reflects the estimated proceeds of $485,000 received on December 22, 1997 from the issuance of $500,000 of CMCLA's 8 1/8% Senior Subordinated Notes due 2007 (the "8 1/8% Notes"), net of deferred debt issuance costs of $15,000. The net proceeds of the Offering were used to reduce bank borrowings under the Senior Credit Facility (as defined).

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE PENDING TRANSACTIONS

(3) Reflects the Pending Transactions as follows:

                                                                      PROPERTY AND                                    INCREASE IN
                                                           PURCHASE    EQUIPMENT,      INTANGIBLE      DECREASE IN     LONG-TERM
                  PENDING TRANSACTIONS                      PRICE        NET(A)      ASSETS, NET(A)    OTHER ASSETS      DEBT
                  --------------------                     --------   ------------   ---------------   ------------   -----------
SFX Exchange(b)..........................................  $11,000       $1,680          $ 9,320          $   --        $11,000
Denver Acquisition(c)....................................   26,000          446           25,554           1,650         24,350
Bonneville Option(d).....................................   60,000        2,050           57,950           3,000         57,000
                                                           -------       ------          -------          ------        -------
        Total............................................  $97,000       $4,176          $92,824          $4,650        $92,350
                                                           =======       ======          =======          ======        =======

---------------

(a) The Company has assumed that historical balances of net property and equipment acquired approximate fair value for the preliminary allocation of the purchase price. Such amounts are based primarily on information provided by management of the respective stations to be acquired in the Pending Transactions. The Company, on a preliminary basis, has allocated the $92,824 of intangible assets related to the Pending Transactions to broadcast licenses. This preliminary allocation is based on historical information from prior acquisitions.

(b) On July 1, 1996, Chancellor Radio Broadcasting Company ("CRBC") entered into an agreement to exchange, in the SFX Exchange, WAPE-FM and WFYV-FM in Jacksonville, Florida (which were acquired as part of the Omni Acquisition (as defined) on February 13, 1997, see 5(k)(v) below), and $11,000 in cash to SFX Broadcasting, Inc. ("SFX") for WBAB-FM, WBLI-FM, WGBB-AM, and WHFM-FM in Long Island. The amounts allocated to net property and equipment and net intangible assets (consisting of broadcast licenses) are based upon preliminary appraisals of the assets to be acquired.

(c) On July 30, 1997, CRBC entered into an agreement to acquire, in the Denver Acquisition, KXPK-FM in Denver from Evergreen Wireless LLC (which is unrelated to the Company) for $26,000 in cash and paid $1,650 in escrow funds which were classified as other assets at September 30, 1997.

(d) On August 6, 1997, the Company and Chancellor paid $3,000 to Bonneville for an option to exchange the Company's station WTOP-AM in Washington and CRBC's stations KZLA-FM in Los Angeles and WGMS-FM in Washington plus an additional $57,000 in cash for Bonneville's stations WNSR-FM in New York, KLDE-FM in Houston and KBIG-FM in Los Angeles (the "Bonneville Option"). The Bonneville Option was exercised on October 1, 1997.

ALLOCATION OF COMPANY PRO FORMA COMBINED INTANGIBLE ASSETS

(4) The Company Pro Forma Combined intangible assets of $4,612,791 consists of the following at September 30, 1997:

                                                              ESTIMATED
                                                             USEFUL LIFE
                                                             -----------
Broadcast licenses.........................................     15-40       $3,656,866
Goodwill...................................................     15-40          714,892
Representation contracts...................................        17          105,000
Other intangibles..........................................      1-40          388,266
                                                                            ----------
                                                                            $4,865,024
Less: accumulated amortization.............................                   (252,233)
                                                                            ----------
Net intangible assets......................................                 $4,612,791
                                                                            ==========

     The Company discloses broadcast license value separately from goodwill and amortizes such intangible assets over an estimated average life of 15 years, whereas CRBC grouped all broadcast license value with goodwill and amortized such intangibles assets over an estimated average life of 40 years. In connection with the application of purchase accounting for the Chancellor Merger (as defined), broadcast license value and goodwill have been separately identified and disclosed and amortized over an estimated average life of 15 years in accordance with the Company's policies and procedures. The intangible assets have been treated in a consistent manner for the Company in the Unaudited Combined Condensed Pro Forma Financial Statements and, upon the consummation of the Chancellor Merger, have been accounted for similarly in the Company's financial statements.

     The Company amortizes such intangible assets using the straight-line method over estimated useful lives ranging from 1 to 40 years. The Company continually evaluates the propriety of the carrying amount of goodwill and other intangible assets as well as the amortization period to determine whether current events or circumstances warrant adjustments to the carrying value and/or revised estimates of useful lives. This evaluation consists of the projection of undiscounted operating income before depreciation, amortization, nonrecurring charges and interest for each of the Company's radio stations over the remaining amortization periods of the related intangible assets. The projections are based on a historical trend line of actual results since the acquisitions of the respective stations adjusted for expected changes in operating results. To the extent such projections indicate that undiscounted operating income is not expected to be adequate to recover the carrying amounts of the related intangible assets, such carrying amounts would be written down by charges to expense.

ADJUSTMENTS TO UNAUDITED CONDENSED COMBINED STATEMENTS OF OPERATIONS RELATED TO THE COMPLETED TRANSACTIONS

(5) The detail of the historical financial data of the stations to be acquired or disposed of in the Completed Transactions for the year ended December 31, 1996 and the nine months ended September 30, 1997 has been obtained from the historical financial statements of the respective stations and is summarized below:

                                                                        ACQUISITIONS
                                     -----------------------------------------------------------------------------------

                                                                   WWRC-AM                     WWWW-FM/       KKSF-FM/
                                       PYRAMID       KYLD-FM       WGAY-FM       WEDR-FM        WDFN-AM      KDFC-FM/AM
                                     HISTORICAL    HISTORICAL    HISTORICAL     HISTORICAL    HISTORICAL     HISTORICAL
                                     1/1-1/17(a)   1/1-4/30(b)   1/1-6/17(c)   1/1-10/18(d)   1/1-2/14(e)   1/1-10/31(f)
                                     -----------   -----------   -----------   ------------   -----------   ------------
YEAR ENDED DECEMBER 31, 1996
Gross revenues.....................    $2,144        $ 2,308        $ 3,264      $ 7,933          $ 839        $13,646
Less: agency commissions...........      (216)          (363)          (409)      (1,066)          (102)        (1,746)
                                       ------        -------        -------      -------          -----        -------
Net revenues.......................     1,928          1,945          2,855        6,867            737         11,900
Station operating expenses
  excluding depreciation and
  amortization.....................     1,489          1,885          3,493        2,933            815          6,358
Depreciation and amortization......       502            749            314           29             45          2,351
Corporate general and
  administrative expenses..........       123            256            477        1,401             --             --
Stock option compensation..........        --             --             --           --             --             --
                                       ------        -------        -------      -------          -----        -------
Operating income (loss)............      (186)          (945)        (1,429)       2,504           (123)         3,191
Interest expense...................       343          1,094             --           --             --            429
Other (income) expense.............        (5)           (97)             5          (15)            --            (48)
                                       ------        -------        -------      -------          -----        -------
Income (loss) before income
  taxes............................      (524)        (1,942)        (1,434)       2,519           (123)         2,810
Income tax expense (benefit).......        --             --           (453)          --             --             --
                                       ------        -------        -------      -------          -----        -------
Net income (loss)..................      (524)        (1,942)          (981)       2,519           (123)         2,810
Preferred stock dividends..........        --             --             --           --             --             --
                                       ------        -------        -------      -------          -----        -------
Income (loss) attributable to
  common stock.....................    $ (524)       $(1,942)       $  (981)     $ 2,519          $(123)       $ 2,810
                                       ======        =======        =======      =======          =====        =======
Broadcast cash flow................    $  439        $    60        $  (638)     $ 3,934          $ (78)       $ 5,542
                                       ======        =======        =======      =======          =====        =======

                                                                          ACQUISITIONS
                                     --------------------------------------------------------------------------------------
                                                                                                  CRBC AS
                                                                                  EVERGREEN     ADJUSTED FOR
                                      WJLB-FM/                      WUSL-FM         VIACOM       COMPLETED       KZPS-FM/
                                       WMXD-FM      WDAS-FM/AM      WIOQ-FM      ACQUISITION     CHANCELLOR      KDGE-FM
                                     HISTORICAL     HISTORICAL     HISTORICAL     HISTORICAL    TRANSACTIONS    HISTORICAL
                                     1/1-8/31(g)   1/1-12/31(h)   1/1-12/31(i)   1/1-12/31(j)   1/1-12/31(k)   1/1-12/31(l)
                                     -----------   ------------   ------------   ------------   ------------   ------------
YEAR ENDED DECEMBER 31, 1996
Gross revenues.....................      $15,408      $16,809       $20,152        $ 66,726       $328,522       $12,174
Less: agency commissions...........       (1,881)      (2,142)       (2,369)        (10,493)       (43,553)       (1,758)
                                         -------      -------       -------        --------       --------       -------
Net revenues.......................      13,527        14,667        17,783          56,233        284,969        10,416
Station operating expenses
  excluding depreciation and
  amortization.....................       5,721         7,759         9,519          26,598        172,729         8,585
Depreciation and amortization......       2,415         2,763            --           6,267         46,909           475
Corporate general and
  administrative expenses..........       1,005           620           533           1,617          5,657            --
Stock option compensation..........          --            --            --              --          3,800            --
                                         -------      -------       -------        --------       --------       -------
Operating income (loss)............       4,386         3,525         7,731          21,751         55,874         1,356
Interest expense...................       1,406            79         3,001              --         72,680            --
Other (income) expense.............          --           (39)           58            (741)          (148)          408
                                         -------      -------       -------        --------       --------       -------
Income (loss) before income
  taxes............................       2,980         3,485         4,672          22,492        (16,658)          948
Income tax expense (benefit).......         180            --            --          10,612         (2,663)           --
                                         -------      -------       -------        --------       --------       -------
Net income (loss)..................       2,800         3,485         4,672          11,880        (13,995)          948
Preferred stock dividends..........          --            --            --              --         38,400            --
                                         -------      -------       -------        --------       --------       -------
Income (loss) attributable to
  common stock.....................      $2,800       $ 3,485       $ 4,672        $ 11,880       $(52,395)      $   948
                                         =======      =======       =======        ========       ========       =======
Broadcast cash flow................      $7,806       $ 6,908       $ 8,264        $ 29,635       $112,240       $ 1,831
                                         =======      =======       =======        ========       ========       =======

                                            ACQUISITIONS
                                     ---------------------------

                                         KATZ         GANNETT
                                     ACQUISITION    ACQUISITION
                                      HISTORICAL     HISTORICAL
                                     1/1-12/31(m)   1/1-12/31(n)
                                     ------------   ------------
YEAR ENDED DECEMBER 31, 1996
Gross revenues.....................    $183,239       $52,028
Less: agency commissions...........          --        (6,819)
                                       --------       -------
Net revenues.......................     183,239        45,209
Station operating expenses
  excluding depreciation and
  amortization.....................     139,158        25,031
Depreciation and amortization......      13,427         1,760
Corporate general and
  administrative expenses..........          --            --
Stock option compensation..........          --            --
                                       --------       -------
Operating income (loss)............      30,654        18,418
Interest expense...................      21,074            --
Other (income) expense.............        (173)           --
                                       --------       -------
Income (loss) before income
  taxes............................       9,753        18,418
Income tax expense (benefit).......       7,381            --
                                       --------       -------
Net income (loss)..................       2,372        18,418
Preferred stock dividends..........       -- --
                                       --------       -------
Income (loss) attributable to
  common stock.....................    $  2,372       $18,418
                                       ========       =======
Broadcast cash flow................    $ 44,081       $20,178
                                       ========       =======

                                                                           DISPOSITIONS
                                     ----------------------------------------------------------------------------------------
                                       WPEG-FM
                                      WBAV-FM/AM
                                       WRFX-FM                                                   SAN FRANCISCO
                                       WFNZ-FM        WNKS-FM       WEJM-FM/AM      WJZW-FM        FREQUENCY       KDFC-FM
                                      HISTORICAL     HISTORICAL     HISTORICAL     HISTORICAL     HISTORICAL      HISTORICAL
                                     1/1-12/31(I)   1/1-12/31(O)   1/1-12/31(P)   1/1-12/31(Q)   1/1-12/31(R)    1/1-12/31(S)
                                     ------------   ------------   ------------   ------------   -------------   ------------
YEAR ENDED DECEMBER 31, 1996
Gross revenues.....................     $(20,818)     $ (3,303)       $(2,690)      $(8,443)        $(2,736)       $(5,138)
Less: agency commissions...........        2,733           337            293         1,311             358            643
                                        --------      --------        -------       -------         -------        -------
Net revenues.......................      (18,085)       (2,966)        (2,397)       (7,132)         (2,378)        (4,495)
Station operating expenses
  excluding depreciation and
  amortization.....................       (9,509)       (2,461)        (2,217)       (3,998)         (3,159)        (2,300)
Depreciation and amortization......           --          (548)        (1,719)         (589)         (3,826)          (853)
Corporate general and
  administrative expenses..........           --            --             --          (206)             --             --
Stock option compensation..........           --            --             --            --              --             --
                                        --------      --------        -------       -------         -------        -------
Operating income (loss)............       (8,576)           43          1,539        (2,339)          4,607         (1,342)
Interest expense...................           --            --             --            --              --             --
Other (income) expense.............           --            --             --            --              --             --
                                        --------      --------        -------       -------         -------        -------
Income (loss) before income
  taxes............................       (8,576)           43          1,539        (2,339)          4,607         (1,342)
Income tax expense (benefit).......           --            --             --          (913)             --             --
                                        --------      --------        -------       -------         -------        -------
Net income (loss)..................       (8,576)           43          1,539        (1,426)          4,607         (1,342)
Preferred stock dividends..........           --            --             --            --              --             --
                                        --------      --------        -------       -------         -------        -------
Income (loss) attributable to
  common stock.....................     $ (8,576)     $     43        $ 1,539       $(1,426)        $ 4,607        $(1,342)
                                        ========      ========        =======       =======         =======        =======
Broadcast cash flow................     $ (8,576)     $   (505)       $  (180)      $(3,134)        $   781        $(2,195)
                                        ========      ========        =======       =======         =======        =======

                                            DISPOSITIONS
                                     ---------------------------

                                       WBZS-AM
                                       WZHF-AM
                                       KDFC-AM        WLUP-FM        COMPLETED
                                      HISTORICAL     HISTORICAL     TRANSACTIONS
                                     1/1-12/31(T)   1/1-12/31(L)     HISTORICAL
                                     ------------   ------------    ------------
YEAR ENDED DECEMBER 31, 1996
Gross revenues.....................    $(2,240)       $(17,024)        662,800
Less: agency commissions...........         36           2,332         (64,874)
                                       -------        --------        --------
Net revenues.......................     (2,204)        (14,692)        597,926
Station operating expenses
  excluding depreciation and
  amortization.....................       (930)        (11,697)        375,802
Depreciation and amortization......        (30)         (1,585)         68,856
Corporate general and
  administrative expenses..........        (43)             --          11,440
Stock option compensation..........         --              --           3,800
                                       -------        --------        --------
Operating income (loss)............     (1,201)         (1,410)        138,028
Interest expense...................         --              --         100,106
Other (income) expense.............         --              --            (795)
                                       -------        --------        --------
Income (loss) before income
  taxes............................     (1,201)         (1,410)         38,717
Income tax expense (benefit).......       (271)             --          13,873
                                       -------        --------        --------
Net income (loss)..................       (930)         (1,410)         24,844
Preferred stock dividends..........         --              --          38,400
                                       -------        --------        --------
Income (loss) attributable to
  common stock.....................    $  (930)       $ (1,410)       $(13,556)
                                       =======        ========        ========
Broadcast cash flow................    $(1,274)       $ (2,995)       $222,124
                                       =======        ========        ========

                                                            ACQUISITIONS
                                --------------------------------------------------------------------
                                                              CRBC AS
                                                            ADJUSTED FOR    EVERGREEN       KZPS-
                                                WUSL-FM      COMPLETED       VIACOM          FM/
                                WDAS-FM/AM      WIOQ-FM      CHANCELLOR    ACQUISITION     KDGE-FM
      NINE MONTHS ENDED         HISTORICAL    HISTORICAL    TRANSACTIONS   HISTORICAL    HISTORICAL
      SEPTEMBER 30, 1997        1/1-4/30(h)   1/1-5/15(i)    1/1-9/5(k)    1/1-7/2(j)    1/1-7/31(l)
      ------------------        -----------   -----------   ------------   -----------   -----------
Gross revenues................     $5,028       $7,088        $244,192       $38,972       $ 7,616
Less: agency commissions......       (680)        (829)        (30,754)       (5,470)         (929)
                                   ------       ------        --------       -------       -------
Net revenues..................      4,348        6,259         213,438        33,502         6,687
Station operating expenses
 excluding depreciation and
 amortization.................      2,533        3,649         122,529        14,936         5,293
Depreciation and amortization.        875           --          30,505         2,279           280
Corporate general and
 administrative expenses......        172          141           7,226           682            --
Merger expense................         --           --           6,124            --            --
Restructuring charge..........         --           --              --            --            --
Stock option compensation.....         --           --           3,083            --            --
                                   ------       ------        --------       -------       -------
Operating income (loss).......        768        2,469          43,971        15,605         1,114
Interest expense..............         19          990          49,594            --            --
Other (income) expense........        863           --            (584)           --            12
                                   ------       ------        --------       -------       -------
Income (loss) before income
 taxes........................       (114)       1,479          (5,039)       15,605         1,102
Income tax expense
 (benefit)....................         --           --             984         5,892            --
                                   ------       ------        --------       -------       -------
Net income (loss).............       (114)       1,479          (6,023)        9,713         1,102
Preferred stock dividends.....         --           --          27,321            --            --
                                   ------       ------        --------       -------       -------
Income (loss) attributable to
 common stock.................     $ (114)      $1,479        $(33,344)      $ 9,713       $ 1,102
                                   ======       ======        ========       =======       =======
Broadcast cash flow...........     $1,815       $2,610        $ 90,909       $18,566       $ 1,394
                                   ======       ======        ========       =======       =======

                                      ACQUISITIONS                               DISPOSITIONS
                                -------------------------   ------------------------------------------------------
                                                              WPEG-FM
                                   KATZ                     WBAV-FM/AM
                                ACQUISITION     GANNETT       WRFX-FM                     WPNT-FM         WEJM-
                                HISTORICAL    ACQUISITION     WFNZ-FM       WNKS-FM      HISTORICAL       FM/AM
      NINE MONTHS ENDED            1/1-       HISTORICAL    HISTORICAL    HISTORICAL       5/30-       HISTORICAL
      SEPTEMBER 30, 1997          9/30(m)     1/1-9/30(n)   1/1-5/15(i)   1/1-5/15(o)     6/19(u)      1/1-8/26(p)
      ------------------        -----------   -----------   -----------   -----------   ------------   -----------
Gross revenues................   $124,713       $44,339       $(7,788)      $(1,332)       $(567)        $(1,279)
Less: agency commissions......         --        (5,772)        1,029           142           93             135
                                 --------       -------       -------       -------        -----         -------
Net revenues..................    124,713        38,567        (6,759)       (1,190)        (474)         (1,144)
Station operating expenses
 excluding depreciation and
 amortization.................    102,991        20,497        (3,569)         (994)        (285)         (1,276)
Depreciation and amortization.     (2,059)          384            --          (212)        (279)           (305)
Corporate general and
 administrative expenses......         --            --            --            --           --              --
Merger expense................         --            --            --            --           --              --
Restructuring charge..........      7,095            --            --            --           --              --
Stock option compensation.....         --            --            --            --           --              --
                                 --------       -------       -------       -------        -----         -------
Operating income (loss).......     16,686        17,686        (3,190)           16           90             437
Interest expense..............     15,977            --            --            --           --              --
Other (income) expense........       (163)           --            --            --           --              --
                                 --------       -------       -------       -------        -----         -------
Income (loss) before income
 taxes........................        872        17,686        (3,190)           16           90             437
Income tax expense
 (benefit)....................      3,283            --            --            --           --              --
                                 --------       -------       -------       -------        -----         -------
Net income (loss).............     (2,411)       17,686        (3,190)           16           90             437
Preferred stock dividends.....         --            --            --            --           --              --
                                 --------       -------       -------       -------        -----         -------
Income (loss) attributable to
 common stock.................   $ (2,411)      $17,686       $(3,190)      $    16        $  90         $   437
                                 ========       =======       =======       =======        =====         =======
Broadcast cash flow...........   $ 21,722       $18,070       $(3,190)      $  (196)       $(189)        $   132
                                 ========       =======       =======       =======        =====         =======

                                                           DISPOSITIONS
                                -------------------------------------------------------------------

                                                  SAN                       WBZS-AM
                                               FRANCISCO      KDFC-FM       WZHF-AM
                                  WJZW-FM      FREQUENCY    HISTORICAL      KDFC-AM       WLUP-FM
      NINE MONTHS ENDED         HISTORICAL    HISTORICAL       1/1-       HISTORICAL    HISTORICAL     COMPLETED
      SEPTEMBER 30, 1997        1/1-7/2(q)    1/1-7/7(r)      1/31(s)     1/1-8/13(t)   1/1-7/14(l)   TRANSACTIONS
      ------------------        -----------   -----------   -----------   -----------   -----------   ------------
Gross revenues................    $(4,137)      $(1,370)       $(278)       $(1,091)      $(6,928)      $447,178
Less: agency commissions......        567           178           26             23           935        (41,306)
                                  -------       -------        -----        -------       -------       --------
Net revenues..................     (3,570)       (1,192)        (252)        (1,068)       (5,993)       405,872
Station operating expenses
 excluding depreciation and
 amortization.................     (2,161)       (1,738)        (224)          (665)       (5,642)       255,874
Depreciation and amortization.       (315)          (84)          --            (54)       (1,145)        29,870
Corporate general and
 administrative expenses......        (70)           --           --            (18)           --          8,133
Merger expense................         --            --           --             --            --          6,124
Restructuring charge..........         --            --           --             --            --          7,095
Stock option compensation.....         --            --           --             --            --          3,083
                                  -------       -------        -----        -------       -------       --------
Operating income (loss).......     (1,024)          630          (28)          (331)          794         95,693
Interest expense..............         --            --           --             --            --         66,580
Other (income) expense........         --            --           --             --            --            128
                                  -------       -------        -----        -------       -------       --------
Income (loss) before income
 taxes........................     (1,024)          630          (28)          (331)          794         28,985
Income tax expense
 (benefit)....................       (260)           --           --            (98)           --          9,801
                                  -------       -------        -----        -------       -------       --------
Net income (loss).............       (764)          630          (28)          (233)          794         19,184
Preferred stock dividends.....         --            --           --             --            --         27,321
                                  -------       -------        -----        -------       -------       --------
Income (loss) attributable to
 common stock.................    $  (764)      $   630        $ (28)       $  (233)      $   794       $ (8,137)
                                  =======       =======        =====        =======       =======       ========
Broadcast cash flow...........    $(1,409)      $   546        $ (28)       $  (403)      $  (351)      $149,998
                                  =======       =======        =====        =======       =======       ========

---------------

(a) On January 17, 1996, the Company acquired Pyramid Communications, Inc. ("Pyramid"), a radio broadcasting company with 12 radio stations (9 FM and 3
    AM) in five markets (Chicago, Philadelphia, Boston, Charlotte, and Buffalo) (the "Pyramid Acquisition"). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $316,343 of which $315,500 was financed through additional borrowings under the Company's prior senior credit facility. The historical financial data of Pyramid for the period of January 1, 1996 to January 17, 1996 excludes the combined net losses of approximately $60 for WHTT-FM, WHTT-AM and WSJZ-FM in Buffalo (the "Buffalo Transactions") which were sold in 1996 for $32,000 in cash.

(b) On August 14, 1996, the Company acquired KYLD-FM in San Francisco for $44,000 in cash. The Company had previously been operating KYLD-FM under a time brokerage agreement since May 1, 1996.

(c) On November 26, 1996, the Company exchanged WKLB-FM in Boston (which the Company acquired on May 3, 1996 for $34,000 in cash) for WGAY-FM in Washington, D.C. On April 3, 1997, the Company exchanged, in the Greater Media Exchange, WQRS-FM in Detroit (which the Company acquired on April 3, 1997 for $32,000 in cash) for WWRC-AM in Washington, D.C. and $9,500 in cash. The net purchase price to the Company of WWRC-AM was therefore $22,500. The Company had previously been operating WGAY-FM and WWRC-AM under time brokerage agreements since June 17, 1996.

(d) On October 18, 1996, the Company acquired WEDR-FM in Miami for $65,000 in cash.

(e) On January 31, 1997, the Company acquired, in the WWWW/WDFN Acquisition, WWWW-FM and WDFN-AM in Detroit from CRBC for $30,000 in cash (of which $1,500 was paid as escrow funds in January 1996). The Company had previously provided certain sales and promotional functions to WWWW-FM and WDFN-AM under a joint sales agreement since February 14, 1996 and subsequently operated the stations under a time brokerage agreement since April 1, 1996.

(f) On January 31, 1997, the Company acquired, in the KKSF/KDFC Acquisition, KKSF-FM and KDFC-FM/AM in San Francisco for $115,000 in cash (of which $10,000 was paid as escrow funds in November 1996). The Company had previously been operating the stations under a time brokerage agreement since November 1, 1996.

(g) On April 1, 1997, the Company acquired, in the Secret/Detroit Acquisition, WJLB-FM and WMXD-FM in Detroit for $168,000 in cash. The Company had previously been operating the stations under a time brokerage agreement since September 1, 1996.

(h) On May 1, 1997, the Company acquired, in the Beasley Acquisition, WDAS-FM/AM in Philadelphia for $103,000 in cash.

(i) On May 15, 1997, the Company exchanged, in the EZ Exchange, 5 of its 6 stations in the Charlotte market (WPEG-FM, WBAV-FM/AM, WRFX-FM and WFNZ-AM) for WUSL-FM and WIOQ-FM in Philadelphia.

(j) On July 2, 1997, the Company acquired, in the Evergreen Viacom Acquisition, WLTW-FM and WAXQ-FM in New York and WMZQ-FM, WJZW-FM, WZHF-AM, and WBZS-AM in Washington, D.C. for approximately $612,388 in cash including various other direct acquisition costs. The Evergreen Viacom Acquisition was financed with (i) bank borrowings under the Senior Credit Facility (as defined) of $552,559; (ii) $53,750 in escrow funds paid by the Company on February 19, 1997 and (iii) $6,079 financed through working capital. In June 1997, Chancellor Media issued 5,990,000 shares of $3.00 Convertible Exchangeable Preferred Stock (the "$3.00 Convertible Preferred Stock") for net proceeds of approximately $287,800 which were contributed to the Company by Evergreen and used to repay borrowings under the Senior Credit Facility and subsequently were reborrowed on July 2, 1997 as part of the financing of the Evergreen Viacom Acquisition. On July 7, 1997, the Company sold WJZW-FM in Washington, D.C. to affiliates of Capital Cities/ABC Radio for $68,000 in cash. The assets of WJZW-FM, as well as the assets of WZHF-AM and WBZS-AM, which were also sold on August 13,

    1997, were accounted for as assets held for sale in connection with the purchase price allocation of the Viacom Acquisition and no gain or loss was recognized by the Company upon consummation of the sales (see 5(q) and 5(t)). The Viacom results of operations for the year ended December 31, 1996 reflect the financial performance of WAXQ-FM for six months of the year that the station was operated by Viacom (July 1, 1996 to December 31, 1996) combined with net income of $851 for the first half of the year when the station was under prior ownership.

(k) On September 5, 1997, pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of February 19, 1997 and amended and restated on July 31, 1997 (the "Chancellor Merger Agreement"), among Chancellor Broadcasting Company ("Chancellor"), CRBC, Evergreen Media Corporation ("Evergreen"), Evergreen Mezzanine Holdings Corporation ("EMHC") and Evergreen Media Corporation of Los Angeles ("EMCLA"), (i) Chancellor was merged (the "Parent Merger") with and into EMHC, a direct, wholly-owned subsidiary of Evergreen, with EMHC remaining as the surviving corporation and (ii) CRBC was merged (the "Subsidiary Merger" and, together with the Parent Merger, the "Chancellor Merger") with and into EMCLA, a direct, wholly-owned subsidiary of EMHC, with EMCLA remaining as the surviving corporation. Upon consummation of the Parent Merger, Evergreen was renamed Chancellor Media Corporation and EMHC was renamed Chancellor Mezzanine Holdings Corporation ("CMHC"). Upon consummation of the Subsidiary Merger, EMCLA was renamed Chancellor Media Corporation of Los Angeles ("CMCLA"). Consummation of the Chancellor Merger added 52 radio stations (36 FM and 16 AM) to the Company's portfolio of stations, including 13 stations in markets in which the Company previously operated. The total purchase price allocated to net assets acquired was approximately $1,998,383 which included (i) the conversion of each outstanding share of Chancellor Class A and Class B Common Stock into
    0.9091 shares of Chancellor Media Common Stock, resulting in the issuance of 17,308,730 shares of Chancellor Media Common Stock at a fair value of $31.00 per share, (ii) the assumption of Chancellor's and CRBC's long-term debt of $949,000, (iii) the issuance of 2,117,629 shares of CMCLA's 12% Exchangeable Preferred Stock (the "12% Preferred Stock") in exchange for CRBC's substantially identical securities with a fair value of $215,570, (iv) the issuance of 1,000,000 shares of CMCLA's 12 1/4% Series A Senior Cumulative Exchangeable Preferred Stock (the "12 1/4% Preferred Stock") in exchange for CRBC's substantially identical securities with a fair value of $120,217, (v) the issuance of 2,200,000 shares of Chancellor Media's 7% Convertible Preferred Stock (the "7% Convertible Preferred Stock") in exchange for Chancellor's substantially identical securities with a fair value of $111,048, (vi) the assumption of stock options issued to Chancellor stock option holders with a fair value of $34,977 and (vii) estimated acquisition costs of $31,000.

CRBC's historical condensed combined statement of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 and pro forma adjustments related to the transactions completed by CRBC prior to the Chancellor Merger (the "Completed Chancellor Transactions") is summarized below:

                                                                        ACQUISITIONS
                                 ------------------------------------------------------------------------------------------

                                                                  KIMN-FM/
                                                   SHAMROCK        KALC-FM         COLFAX         KOOL-FM        SUNDANCE
                                     CRBC         HISTORICAL     HISTORICAL      HISTORICAL      HISTORICAL     HISTORICAL
 YEAR ENDED DECEMBER 31, 1996    HISTORICAL(I)   1/1-2/14(II)   1/1-3/31(III)   1/1-12/31(IV)   1/1-3/31(IV)   1/1-9/12(IV)
-------------------------------  -------------   ------------   -------------   -------------   ------------   ------------
Gross revenues.................    $203,188        $ 9,698         $2,010          $51,745         $1,665        $13,844
Less: agency commissions.......     (24,787)        (1,234)          (259)          (6,626)          (234)        (1,740)
                                   --------        -------         ------          -------         ------        -------
Net revenues...................     178,401          8,464          1,751           45,119          1,431         12,104
Station operating expenses
 excluding depreciation and
 amortization..................     111,210          7,762          1,523           28,584            852          7,678
Depreciation and
 amortization..................      20,877            595            511            4,494            229          1,242
Corporate general and
 administrative expenses.......       4,845          2,215             --               --             --             --
Stock option compensation......       3,800             --             --               --             --             --
                                   --------        -------         ------          -------         ------        -------
Operating income (loss)........      37,669         (2,108)          (283)          12,041            350          3,184
Interest expense...............      35,704          1,380             --            4,369            299             --
Other (income) expense.........          68             49            312             (179)            --             25
                                   --------        -------         ------          -------         ------        -------
Income (loss) before income
 taxes.........................       1,897         (3,537)          (595)           7,851             51          3,159
Income tax expense (benefit)...       4,612             --             --               --             --             --
                                   --------        -------         ------          -------         ------        -------
Net income (loss)..............      (2,715)        (3,537)          (595)           7,851             51          3,159
Preferred stock dividends......      11,557             --             --               --             --             --
                                   --------        -------         ------          -------         ------        -------
Income (loss) attributable to
 common stock..................    $(14,272)       $(3,537)        $ (595)         $ 7,851         $   51        $ 3,159
                                   ========        =======         ======          =======         ======        =======
Broadcast cash flow............    $ 67,191        $   702         $  228          $16,535         $  579        $ 4,426
                                   ========        =======         ======          =======         ======        =======

                                                 ACQUISITIONS
                                 --------------------------------------------
                                                                 CHANCELLOR
                                                                   VIACOM
                                    OMNI          KSTE-FM       ACQUISITION
                                 HISTORICAL     HISTORICAL       HISTORICAL
 YEAR ENDED DECEMBER 31, 1996    1/1-6/30(V)   1/1-7/31(VI)    1/1-12/31(VII)
-------------------------------  -----------   -------------   --------------
Gross revenues.................    $ 8,710        $1,411          $58,806
Less: agency commissions.......     (1,211)         (149)          (9,588)
                                   -------        ------          -------
Net revenues...................      7,499         1,262           49,218
Station operating expenses
 excluding depreciation and
 amortization..................      4,985         1,244           25,416
Depreciation and
 amortization..................      1,458           375            4,640

Corporate general and
 administrative expenses.......         --            --            1,501
Stock option compensation......         --            --               --
                                   -------        ------          -------
Operating income (loss)........      1,056          (357)          17,661
Interest expense...............         --            --            6,374
Other (income) expense.........       (404)           --               --
                                   -------        ------          -------
Income (loss) before income
 taxes.........................      1,460          (357)          11,287
Income tax expense (benefit)...         --            --            4,748
                                   -------        ------          -------
Net income (loss)..............      1,460          (357)           6,539
Preferred stock dividends......         --            --               --
                                   -------        ------          -------
Income (loss) attributable to
 common stock..................    $ 1,460        $ (357)         $ 6,539
                                   =======        ======          =======
Broadcast cash flow............    $ 2,514        $   18          $23,802
                                   =======        ======          =======

                                                          DISPOSITIONS
                                 --------------------------------------------------------------    PRO FORMA
                                                                                                  ADJUSTMENTS        CRBC AS
                                    WWWW-FM/                         WMIL-FM/                       FOR THE        ADJUSTED FOR
                                     WDFN-AM          KTBZ-FM         WOKY-AM        WDRQ-FM       COMPLETED        COMPLETED
                                   HISTORICAL       HISTORICAL      HISTORICAL      HISTORICAL     CHANCELLOR       CHANCELLOR
 YEAR ENDED DECEMBER 31, 1996    1/1-2/14(VIII)    1/1-2/14(III)   1/1-12/31(IX)   1/1-12/31(X)   TRANSACTIONS     TRANSACTIONS
-------------------------------  ---------------   -------------   -------------   ------------   ------------     ------------

Gross revenues.................       $(839)           $(399)         $(9,552)       $(6,743)       $ (5,022)(xi)    $328,522

Less: agency commissions.......         102               48            1,070          1,055              --          (43,553)

                                      -----            -----          -------        -------        --------         --------

Net revenues...................        (737)            (351)          (8,482)        (5,688)         (5,022)         284,969

Station operating expenses

 excluding depreciation and

 amortization..................        (815)            (521)          (4,896)        (4,530)         (5,763)(xi)     172,729

Depreciation and

 amortization..................         (45)             (42)            (539)          (354)         15,022(xii)      46,909

                                                                                                      (1,554)(xiii)

Corporate general and

 administrative expenses.......          --               --               --           (178)         (2,726)(xiv)      5,657

Stock option compensation......          --               --               --             --              --            3,800

                                      -----            -----          -------        -------        --------         --------

Operating income (loss)........         123              212           (3,047)          (626)        (10,001)          55,874

Interest expense...............          --               --               --             --          24,554(xv)       72,680

Other (income) expense.........          --               --              (19)            --              --             (148)

                                      -----            -----          -------        -------        --------         --------

Income (loss) before income

 taxes.........................         123              212           (3,028)          (626)        (34,555)         (16,658)

Income tax expense (benefit)...          --               --               --           (326)        (11,697)(xvi)     (2,663)

                                      -----            -----          -------        -------        --------         --------

Net income (loss)..............         123              212           (3,028)          (300)        (22,858)         (13,995)

Preferred stock dividends......          --               --               --             --          26,843(xvii)     38,400

                                      -----            -----          -------        -------        --------         --------

Income (loss) attributable to

 common stock..................       $ 123            $ 212          $(3,028)       $  (300)       $(49,701)        $(52,395)

                                      =====            =====          =======        =======        ========         ========

Broadcast cash flow............       $  78            $ 170          $(3,586)       $(1,158)       $    741         $112,240

                                      =====            =====          =======        =======        ========         ========


                                                               ACQUISITIONS          DISPOSITIONS
                                                        --------------------------   ------------    PRO FORMA
                                                                       CHANCELLOR                   ADJUSTMENTS        CRBC AS
                                                          COLFAX         VIACOM                       FOR THE       ADJUSTED FOR
                                              CRBC      HISTORICAL    ACQUISITION      WDRQ-FM       COMPLETED        COMPLETED
                                           HISTORICAL      1/1-        HISTORICAL     HISTORICAL     CHANCELLOR      CHANCELLOR
  NINE MONTHS ENDED SEPTEMBER 30, 1997     1/1-9/5(I)    1/23(IV)     1/1-7/2(VII)   1/1-8/11(X)    TRANSACTIONS    TRANSACTIONS
  ------------------------------------     ----------   -----------   ------------   ------------   ------------    -------------
Gross revenues...........................   $215,018      $3,183         $29,214       $(2,395)       $   (828)(xi)   $244,192
Less: agency commissions.................    (26,575)       (384)         (4,046)          251              --         (30,754)
                                            --------      ------         -------       -------        --------        --------
Net revenues.............................    188,443       2,799          25,168        (2,144)           (828)        213,438
Station operating expenses excluding
  depreciation and amortization..........    110,548       1,872          13,326        (1,986)         (1,231)(xi)    122,529
Depreciation and amortization............     23,919          --           2,370          (186)          4,484(xii)     30,505
                                                                                                           (82)(xiii)
Corporate general and administrative
  expenses...............................      7,102          --             520           (42)           (354)(xiv)      7,226
Merger expense...........................      6,124          --              --            --              --           6,124
Stock option compensation................      3,083          --              --            --              --           3,083
                                            --------      ------         -------       -------        --------        --------
Operating income (loss)..................     37,667         927           8,952            70          (3,645)         43,971
Interest expense.........................     37,760          --           3,178            --           8,656(xv)      49,594
Other (income) expense...................       (584)         --              --            --              --            (584)
                                            --------      ------         -------       -------        --------        --------
Income (loss) before income taxes........        491         927           5,774            70         (12,301)         (5,039)
Income tax expense (benefit).............      2,196          --           1,558            18          (2,788)(xvi)        984
                                            --------      ------         -------       -------        --------        --------
Net income (loss)........................     (1,705)        927           4,216            52          (9,513)         (6,023)
Preferred stock dividends................     25,817          --              --            --           1,504 (xvii     27,321
                                            --------      ------         -------       -------        --------        --------
Income (loss) attributable to common
  stock..................................   $(27,522)     $  927         $ 4,216       $    52        $(11,017)       $(33,344)
                                            ========      ======         =======       =======        ========        ========
Broadcast cash flow......................   $ 77,895      $  927         $11,842       $  (158)       $    403        $ 90,909
                                            ========      ======         =======       =======        ========        ========

---------------

(i) On November 22, 1996, CRBC acquired WKYN-AM in Cincinnati for $1,400 in cash. CRBC had been previously operating WKYN-AM under a time brokerage agreement since January 1, 1996. Therefore, CRBC's historical results of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 include the results of operations of WKYN-AM.

(ii) On February 14, 1996, CRBC acquired Shamrock Broadcasting, Inc., a radio broadcasting company with 19 radio stations (11 FM and 8 AM) located in 10 markets (Los Angeles, New York, San Francisco, Houston, Atlanta, Detroit, Denver, Minneapolis-St. Paul, Phoenix and Pittsburgh). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $408,000.

(iii) On July 31, 1996, CRBC exchanged KTBZ-FM in Houston (which was acquired on February 14, 1996 as part of the Shamrock Acquisition) and $5,600 in cash for KIMN-FM and KALC-FM in Denver. CRBC had previously entered into a time brokerage agreement to sell substantially all of the broadcast time of KTBZ-FM effective February 14, 1996. In addition, CRBC had been previously operating KIMN-FM and KALC-FM under a time brokerage agreement since April 1, 1996.

(iv) On January 23, 1997, CRBC acquired, in the Colfax Acquisition, Colfax Communications, a radio broadcasting company, with 12 radio stations (8 FM and 4 AM) located in 4 markets (Minneapolis-St. Paul, Phoenix, Washington, D.C. and Milwaukee markets). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $383,700. The Colfax Acquisition was financed through (i) a private placement by CRBC of $200,000 of 12% Exchangeable Preferred Stock for net proceeds of $191,817; (ii) a private placement by Chancellor of $110,000 of 7% Convertible Preferred Stock for net proceeds of $105,546; (iii) additional bank borrowings under CRBC's previous senior credit agreement of $65,937 and (iv) $20,400 in escrow funds. The historical financial data of Colfax for the year ended December 31, 1996 excludes the combined net income of approximately $224 for KLTB-FM, KARO-FM and KIDO-AM in Boise, Idaho which CRBC did not acquire as part of the Colfax Acquisition. The Colfax historical condensed statement of operations for the year ended December 31, 1996, does not include the results of operations of the following: (i) KOOL-FM for the period January 1, 1996 to March 31, 1996 and
     (ii) WMIL-FM and WOKY-AM in Milwaukee and KZON-FM, KISO-AM, KYOT-FM and KOY-AM in Phoenix which were owned and operated by Sundance Broadcasting, Inc. ("Sundance") for the period January 1, 1996 to September 12, 1996. On March 31, 1997, CRBC sold WMIL-FM and WOKY-AM in Milwaukee for $41,253 in cash. The assets of WMIL-FM and WOKY-AM are classified as assets held for sale in connection with the purchase price allocation of the Colfax Acquisition. Accordingly, WMIL-FM and WOKY-AM net income of approximately $41 for the period January 23, 1997 through March 31, 1997 has been excluded from the Colfax historical condensed statement of operations for the nine months ended September 30, 1997.

(v) On February 13, 1997, CRBC acquired, in the Omni Acquisition, substantially all of the assets and assumed certain liabilities of the OmniAmerica Group including 8 radio stations (7 FM and 1 AM) located in 3 markets (Orlando, West Palm Beach and Jacksonville). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $181,046. The Omni Acquisition was financed through (i) additional bank borrowings under CRBC's previous senior credit agreement of $166,046 and
     (ii) the issuance of 555,556 shares of the Chancellor Class A Common Stock valued at $15,000 or $27.00 per share which was contributed by CRBC by Chancellor. Prior to the consummation of the Omni Acquisition, CRBC had entered into an agreement to operate the stations under a time brokerage agreement effective July 1, 1996. Additionally, prior to consummation of the West Palm Beach Exchange (see (vi) below) on March 28, 1997 and the SFX Exchange (see note 13(a)), CRBC entered into time brokerage agreements to sell substantially all of the broadcast time of WEAT-FM/AM and WOLL-FM in West Palm Beach and WAPE-FM and WFYV-FM in Jacksonville effective July 1, 1996. The historical financial data of Omni for the period January 1, 1996 to June 30, 1996 represents the results of operations for the Orlando stations (WOMX-FM, WXXL-FM and WJHM-FM). The results of operations for WEAT-FM/AM and WOLL-FM in West Palm Beach and WAPE-FM and WFYV-FM in Jacksonville are not included as the acquisition and disposition of these stations is deemed to have occurred on January 1, 1996.

(vi) On March 28, 1997, CRBC exchanged, in the West Palm Beach Exchange, WEAT-FM/AM and WOLL-FM in West Palm Beach, Florida, which were acquired as part of the Omni Acquisition, for KSTE-FM in Sacramento and $33,000 in cash. CRBC had previously been operating KSTE-FM under a time brokerage agreement since August 1, 1996.

(vii) On July 2, 1997, CRBC acquired, in the Chancellor Viacom Acquisition, KIBB-FM and KYSR-FM in Los Angeles, WLIT-FM in Chicago and WDRQ-FM in Detroit for approximately $500,789 in cash including various other direct acquisition costs. The Chancellor Viacom Acquisition was financed with (i) bank borrowings of $273,159 under CRBC's restated senior credit agreement, dated July 2, 1997 (the "CRBC Restated Credit Agreement"); (ii) borrowings under an interim loan of Chancellor (the "Chancellor Broadcasting/Viacom Interim Financing") of $168,300 which were contributed to CRBC by Chancellor; (iii) escrow funds of $53,750 paid by CRBC on February 19, 1997 and (iv) $5,580 financed through working capital. The assets of WDRQ-FM in Detroit are classified as assets held for sale in connection with the purchase price allocation of the Chancellor Viacom Acquisition (see (x) below).

(viii) On January 31, 1997, CRBC sold, in the WWWW/WDFN Disposition, WWWW-FM and WDFN-AM in Detroit, which were acquired on February 14, 1996 as part of the Shamrock Acquisition, to the Company for $30,000 in cash. Prior to the completion of the sale, CRBC had entered into a joint sales agreement effective February 14, 1996 and a time brokerage agreement effective April 1, 1996 to sell substantially all of the broadcast time of WWWW-FM and WDFN-AM to the Company pending the completion of the sale.

(ix) On March 31, 1997, CRBC sold, in the Milwaukee Disposition, WMIL-FM and WOKY-AM in Milwaukee, which were acquired as part of the Colfax Acquisition on January 23, 1997, for $41,253 in cash.

(x) On August 11, 1997, CRBC sold, in the ABC/Detroit Disposition, WDRQ-FM in Detroit for $37,000 in cash. The assets of WDRQ-FM were classified as assets held for sale in connection with the purchase price allocation of the Chancellor Viacom Acquisition (see 5(k)(vii)). Accordingly, WDRQ-FM net income for the period July 2, 1997 to August 11, 1997 has been excluded from CRBC's historical condensed statement of operations.

(xi) Reflects the elimination of time brokerage agreement fees received and paid by CRBC as follows:

           YEAR ENDED DECEMBER 31, 1996                  MARKET            PERIOD       REVENUE    EXPENSE
---------------------------------------------------  ---------------    ------------    -------    -------
WWWW-FM/WDFN-AM....................................  Detroit            2/14 -- 12/31   $(2,937)   $  (598)
KTBZ-FM............................................  Houston            2/14 --  7/31   (1,113)       (265)
WOMX-FM, WXXL-FM, WJHM-FM..........................  Orlando            7/1 -- 12/31        --      (3,900)
WEAT-FM/AM, WOLL-FM................................  West Palm Beach    7/1 -- 12/31      (972)     (1,000)
                                                                                        -------    -------
        Total adjustment for decrease in gross
          revenues and expenses                                                         $(5,022)   $(5,763)
                                                                                        =======    =======

       NINE MONTHS ENDED SEPTEMBER 30, 1997              MARKET            PERIOD       REVENUE    EXPENSE
---------------------------------------------------  ---------------    ------------    -------    -------
WWWW-FM/WDFN-AM....................................  Detroit             1/1 -- 1/31    $ (235)    $   (16)
WOMX-FM, WXXL-FM, WJHM-FM..........................  Orlando             1/1 -- 2/13        --        (911)
WEAT-FM/AM, WOLL-FM................................  West Palm Beach     1/1 -- 3/28      (593)       (304)
                                                                                        -------    -------
        Total adjustment for decrease in gross
          revenues and expenses                                                         $ (828)    $(1,231)
                                                                                        =======    =======

     Gross revenues of the Completed Chancellor Transactions exclude any time brokerage agreement payments received from CRBC.

(xii) Reflects incremental amortization related to the Completed Chancellor Transactions and is based on the following allocation to intangible assets:

                                       INCREMENTAL                                  HISTORICAL    ADJUSTMENT
    COMPLETED CHANCELLOR TRANSACTIONS  AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
      YEAR ENDED DECEMBER 31, 1996        PERIOD      ASSETS, NET   EXPENSE (1)      EXPENSE       INCREASE
    ---------------------------------  ------------   -----------   ------------   ------------   ----------
    Shamrock.........................    1/1 - 2/14    $  361,425     $ 1,104         $  393       $   711
    KIMN-FM/KALC-FM..................    1/1 - 3/31         8,285          52            341          (289)
    Omni.............................    1/1 - 12/31      171,837       4,296            161         4,135
    Colfax...........................    1/1 - 12/31      317,894       7,947          3,861         4,086
    KSTE-FM..........................    1/1 - 12/31      (32,475)       (812)            --          (812)
    Chancellor Viacom Acquisition....    1/1 - 12/31      451,690      11,292          4,101         7,191
                                                       ----------     -------         ------       -------
              Total..................                  $1,278,656     $23,879         $8,857       $15,022
                                                       ----------     -------         ------       -------

                                          INCREMENTAL                                  HISTORICAL    ADJUSTMENT
     COMPLETED CHANCELLOR TRANSACTIONS    AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
    NINE MONTHS ENDED SEPTEMBER 30, 1997     PERIOD      ASSETS, NET   EXPENSE (1)      EXPENSE       INCREASE
    ------------------------------------  ------------   -----------   ------------   ------------   ----------
    Omni................................    1/1 - 2/13    $  171,837     $   525         $   --       $   525
    Colfax..............................    1/1 - 1/23       317,894         508             --           508
    KSTE-FM.............................    1/1 - 3/28       (32,475)       (198)            --          (198)
    Chancellor Viacom Acquisition.......    1/1 - 7/2        451,690       5,709          2,060         3,649
                                                          ----------     -------         ------       -------
              Total.....................                  $  908,946     $ 6,544         $2,060       $ 4,484
                                                          ----------     -------         ------       -------

---------------

     (1) Intangible assets are amortized on a straight-line basis over an estimated average 40 year life by CRBC. In connection with purchase accounting for the Chancellor Merger, intangible assets will be amortized over an estimated average life of 15 years in accordance with the Company's accounting policies and procedures.

     Historical depreciation expense of the Completed Chancellor Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(xiii) Reflects the elimination of disposed stations' historical depreciation and amortization expense of $1,554 for the year ended December 31, 1996 (KTBZ-FM of $642 and WWWW-FM/WDFN-AM of $912 for the period of February 14, 1996 to December 31, 1996) and $82 for the nine months ended September 30, 1997 (WWWW-FM/WDFN-AM for the period of January 1, 1997 to January 31, 1997) recognized by CRBC during the time brokerage agreement holding period.

(xiv) Reflects the elimination of duplicate corporate expenses of $2,726 for the year ended December 31, 1996 and $354 for the nine months ended September 30, 1997 related to the Completed Chancellor Transactions.

(xv) Reflects the adjustment to interest expense in connection with the consummation of the Completed Chancellor Transactions, the February 1996 and August 1996 equity offerings of Chancellor (the "Chancellor Offerings"), the issuance by CRBC of its 12 1/4% Series A Senior Cumulative Exchangeable Preferred Stock, the refinancing of CRBC's previous senior credit agreement on January 23, 1997 and the offering on June 24, 1997 by CRBC of $200.0 million aggregate principal amount of its 8 3/4% Senior Subordinated Notes due 2007 (the "8 3/4% Notes"):

                                                                                      NINE MONTHS
                                                                  YEAR ENDED             ENDED
                                                               DECEMBER 31, 1996   SEPTEMBER 30, 1997
                                                               -----------------   ------------------
      Additional bank borrowings related to:
        Completed Chancellor Acquisitions....................      $ 994,292           $ 558,892
        Completed Chancellor Dispositions....................       (104,253)           (104,253)
        New Loan Fees........................................          6,873               6,873
                                                                   ---------           ---------
      Total additional bank borrowings.......................      $ 896,912           $ 461,512
                                                                   =========           =========
      Interest expense on additional bank borrowings at
        7.5%.................................................      $  39,651           $  11,376
      Less: historical interest expense of the stations
        acquired in the Completed Chancellor Transactions....        (12,422)             (3,178)
                                                                   ---------           ---------
      Net increase in interest expense.......................         27,229               8,198
      Reduction in interest expense on bank debt related to
        the application of net proceeds of the following at
        7.5%:
      February 1996 Offering proceeds contributed to CRBC by
        Chancellor of $155,475 for the period January 1, 1996
        to February 14, 1996.................................         (1,425)                 --
      August 1996 Offering proceeds contributed to CRBC by
        Chancellor of $23,050 for the period January 1, 1996
        to August 9, 1996....................................         (1,052)                 --
        CRBC 12 1/4% Series A Senior Cumulative Exchangeable
           Preferred Stock proceeds of $96,171 for the period
           January 1, 1996 to February 14, 1996..............           (902)                 --
        CRBC 8 3/4% Notes proceeds of $194,083 for the year
           ended December 31, 1996 and for the period January
           1, 1997 to June 24, 1997..........................        (14,556)             (7,036)
      Reduction in interest expense resulting from the
        redemption of CRBC's 12.5% Senior Subordinated Notes
        of $60,000 on June 5, 1997...........................         (7,500)             (3,229)
      Interest expense on $70,133 additional bank borrowings
        at 7.5% related to the redemption of CRBC's 12.5%
        Senior Subordinated Notes on June 5, 1997............          5,260               2,265
      Interest expense on $200,000 8 3/4% Notes issued
        June 24, 1997........................................         17,500               8,458
                                                                   ---------           ---------
      Total adjustment for net increase in interest
        expense..............................................      $  24,554           $   8,656
                                                                   =========           =========

(xvi) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

(xvii) Reflects incremental dividends and accretion on preferred stock as follows:

                                                                                         NINE MONTHS
                                                   DATE OF           YEAR ENDED             ENDED
                                                  ISSUANCE        DECEMBER 31, 1996   SEPTEMBER 30, 1997
                                              -----------------   -----------------   ------------------
      12 1/4% Series A Senior Cumulative
        Exchangeable Preferred Stock........  February 26, 1996        $ 1,441              $   --
      12% Exchangeable Preferred Stock......   January 23, 1997         25,402               1,504
                                                                       -------             -------
      Total dividends and accretion.........                           $26,843              $1,504
                                                                       =======             =======

(l) On October 7, 1997, the Company acquired, in the Bonneville Acquisition, KZPS-FM and KDGE-FM in Dallas for $83,500 in cash. On July 14, 1997, the Company completed the disposition of WLUP-FM in Chicago to Bonneville and placed $80,000 in a trust pending the completion of the Chicago/Dallas Exchange. The Chicago/Dallas Exchange was accounted for as a like-kind exchange and no gain or loss was recognized upon consummation of the exchange. The Company began operating KZPS-FM and KDGE-FM under a time brokerage agreement on August 1, 1997.

(m) On October 28, 1997, Chancellor Media and the Company acquired Katz Media Group, Inc. ("KMG"), a full-service media representation firm, in a tender offer transaction for a total purchase price of approximately $379,223 (the "Katz Acquisition") which included (i) the conversion of each outstanding share of KMG Common Stock into the right to receive $11.00 in cash, resulting in total cash payments of $149,601, (ii) the assumption of long-term debt of KMG and its subsidiaries of $222,122 which includes borrowings outstanding under the senior credit facility of KMG and its subsidiaries of $115,122 and $100,000 of the 10 1/2% Notes and (iii) estimated acquisition costs of $7,500.

(n) On December 29, 1997, the Company acquired, in the Gannett Acquisition, 5 radio stations in 3 major markets from P&S, including WGCI-FM/AM in Chicago, KHKS-FM in Dallas, and KKBQ-FM/AM in Houston for $340,000 in cash.

(o) On May 15, 1997, the Company sold, in the EZ Sale, WNKS-FM in Charlotte for $10,000 in cash.

(p) On June 3, 1997, the Company sold, in the Crawford Disposition, WEJM-FM in Chicago for $14,750 in cash. On August 26, 1997, the Company sold, in the Douglas Chicago Disposition, WEJM-AM in Chicago for $7,500 in cash.

(q) On July 7, 1997, the Company sold, in the ABC/Washington Disposition, WJZW-FM in Washington for $68,000 in cash. The assets of WJZW-FM were classified as assets held for sale in connection with the purchase price allocation of the Evergreen Viacom Acquisition (see 5(j)). Accordingly, WJZW-FM net income for the period July 2, 1997 to July 7, 1997 has been excluded from the Company's historical condensed statement of operations.

(r) On July 7, 1997, the Company sold, in the San Francisco Frequency Disposition, the San Francisco 107.7 MHz FM dial position and transmission facility and the call letters from CRBC's KSAN-FM in San Francisco for $44,000 in cash.

(s) On January 31, 1997, the Company acquired, in the KKSF/KDFC Acquisition, KKSF-FM and KDFC-FM/AM in San Francisco for $115,000 in cash. The Company had previously been operating KKSF-FM and KDFC-FM/AM under a time brokerage agreement since November 1, 1996. On July 21, 1997, the Company sold, in the Bonneville/KDFC Disposition, KDFC-FM in San Francisco for $50,000 in cash. The assets of KDFC-FM are classified as assets held for sale in connection with the purchase price allocation of the acquisition of KKSF-FM/KDFC-FM/AM. Accordingly, KDFC-FM net income of approximately $791 for the period February 1, 1997 through September 30, 1997 has been excluded from the Company's historical condensed statement of operations. Therefore, the KDFC-FM condensed statement of operations includes the results of operations for January 1, 1997 through January 31, 1997 (the time brokerage agreement holding period in 1997) for the nine months ended September 30, 1997.

(t) On August 13, 1997, the Company sold, in the Douglas AM Dispositions, WBZS-AM and WZHF-AM in Washington (acquired as part of the Evergreen Viacom Acquisition -- see 5(j)) and KDFC-AM in San Francisco for $5,500, $7,500 and $5,000, respectively, payable in the form of a promissory note. The assets of WBZS-AM and WZHF-AM were classified as assets held for sale in connection with the purchase price allocation of the Evergreen Viacom Acquisition (see 5(j)). Accordingly, WBZS-AM and WZHF-AM net income for the period July 2, 1997 to August 13, 1997 has been excluded from the Company's historical condensed statement of operations.

(u) On May 30, 1997, the Company acquired, in the Century Acquisition, WPNT-FM in Chicago for $75,750 in cash (including $2,000 for the purchase of the station's accounts receivable) of which $5,500 was paid as escrow funds in July 1996. On June 19, 1997, the Company sold, in the Bonneville/WPNT Disposition, WPNT-FM in Chicago for $75,000 in cash and recognized a gain of $500.

 (6) Reflects the elimination of intercompany Katz revenue and Company expense related to national representation commissions of $15,964 for the year ended December 31, 1996 and $15,119 for the nine months ended September 30, 1997 paid to Katz by the Company.

 (7) Reflects the reclassification of Katz corporate general and administrative expenses of $10,035 for the year ended December 31, 1996 and $8,171 for the nine months ended September 30, 1997 to conform with Company classification.

 (8) Reflects incremental amortization related to the Completed Transactions and is based on the following allocation to intangible assets:

                                       INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
          COMPLETED TRANSACTIONS       AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
       YEAR ENDED DECEMBER 31, 1996     PERIOD(I)        NET        EXPENSE(I)      EXPENSE       INCREASE
       ----------------------------    ------------   ----------   ------------   ------------   ----------
     Pyramid Acquisition (ii)........     1/1-1/17    $  325,871     $  1,026       $   409       $    617
     KYLD-FM.........................     1/1-8/14        43,659        1,811           640          1,171
     WEDR-FM.........................    1/1-10/18        63,757        3,400            --          3,400
     WGAY-FM.........................    1/1-11/26        32,538        1,964            --          1,964
     WWWW-FM/WDFN-AM.................    1/1-12/31        26,590        1,773             7          1,766
     KKSF-FM (iii)...................    1/1-12/31        58,698        3,913           868          3,045
     WJLB-FM/WMXD-FM.................    1/1-12/31       165,559       11,037         2,145          8,892
     WWRC-AM.........................    1/1-12/31        16,808        1,121            --          1,121
     WDAS-FM/AM......................    1/1-12/31        98,185        6,546         2,470          4,076
     Evergreen Viacom Acquisition
       (iv)..........................    1/1-12/31       515,654       34,377         5,606         28,771
     Chancellor Merger (v)...........    1/1-12/31     2,217,482      147,832        37,834        109,998
     Chicago/Dallas Exchange.........    1/1-12/31          (584)         (39)           --            (39)
     Katz Acquisition (vi)...........    1/1-12/31       357,781       12,496         7,616          4,880
     Gannett Acquisition.............    1/1-12/31       334,756       22,317         1,229         21,088
                                                      ----------     --------       -------       --------
     Total...........................                 $4,256,754     $249,574       $58,824       $190,750
                                                      ==========     ========       =======       ========

                                           INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
            COMPLETED TRANSACTIONS         AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
     NINE MONTHS ENDED SEPTEMBER 30, 1997   PERIOD(I)        NET        EXPENSE(I)      EXPENSE       INCREASE
     ------------------------------------  ------------   ----------   ------------   ------------   ----------
     WWWW-FM/WDFN-AM.....................    1/1-1/31     $   26,590     $    148       $    --       $    148
     KKSF-FM (iii).......................    1/1-1/31         58,698          326            --            326
     WJLB-FM/WMXD-FM.....................    1/1-3/31        165,559        2,759            --          2,759
     WWRC-AM.............................     1/1-4/2         16,808          286            --            286
     WDAS-FM/AM..........................    1/1-4/30         98,185        2,182           820          1,362
     Evergreen Viacom Acquisition(iv)....     1/1-7/2        515,654       17,379           793         16,586
     Chancellor Merger(v)................     1/1-9/5      2,217,482      100,608        23,638         76,970
     Chicago/Dallas Exchange.............    1/1-9/30           (584)         (29)           --            (29)
     Katz Acquisition(vi)................    1/1-9/30        357,781        9,372         5,712          3,660
     Gannett Acquisition.................    1/1-9/30        334,756       16,738           921         15,817
                                                          ----------     --------       -------       --------
     Total...............................                 $3,790,929     $149,769       $31,884       $117,885
                                                          ==========     ========       =======       ========

---------------

     (i) Intangible assets are amortized on a straight-line basis over an estimated average 15 year life (except for the Katz Acquisition -- see
          (vi) below). The incremental amortization period represents the period of the year that the station was not owned by the Company.

     (ii) Intangible assets for the Pyramid Acquisition of $325,871 includes $61,218 resulting from the recognition of deferred tax liabilities and excludes approximately $29,915 of the purchase price allocated to the Buffalo Stations which were sold during the year ended December 31, 1996.

     (iii) Intangible assets for KKSF-FM excludes (1) $50,000 of the purchase price allocated to KDFC-FM which has been classified as assets held for sale, (2) $1,500 to be reimbursed by the buyers of KDFC-FM for costs incurred in connection with relocating KKSF and (3) $4,802 of the purchase price allocated to KDFC-AM which was sold, in the Douglas AM Dispositions, on August 13, 1997.

     (iv) Intangible assets for the Evergreen Viacom Acquisition of $515,654 excludes (1) $67,231 of the purchase price allocated to WJZW-FM which was sold in the ABC/Washington Disposition on July 7, 1997 and (2) $12,148 of the purchase price allocated to WZHF-AM and WBZS-AM which were sold in the Douglas AM Dispositions on August 13, 1997.

     (v) Intangible assets for the Chancellor Merger of $2,217,482 includes $332,409 resulting from the recognition of deferred tax liabilities.

     (vi) Intangible assets for the Katz Acquisition of $357,781 consist of goodwill of $252,781 and representation contract value of $105,000 with estimated average lives of 40 years and 17 years, respectively.

     Historical depreciation expense of the Completed Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

 (9) Reflects the elimination of merger expenses of $6,124 for the nine months ended September 30, 1997 incurred by CRBC in connection with the Chancellor Merger.

(10) Reflects the elimination of duplicate corporate expenses of $6,347 for the year ended December 31, 1996 and $1,842 for the nine months ended September 30, 1997 related to the Completed Transactions.

(11) Reflects the adjustment to interest expense in connection with the consummation of the Completed Transactions, the sale in October 1996 by Evergreen of 9,000,000 shares of its common stock for aggregate net proceeds of $264,236, which were contributed to the Company (the "1996 Evergreen Offering") and the amendment and restatement of the Company's senior credit agreement on April 25, 1997 (the "Senior Credit Facility") and the offering by the Company of the 8 1/8% Notes:

                                                                             NINE MONTHS
                                                         YEAR ENDED             ENDED
                                                      DECEMBER 31, 1996   SEPTEMBER 30, 1997
                                                      -----------------   ------------------
Additional bank borrowings related to:
  Completed Acquisitions............................     $2,158,160           $1,684,160
  Chancellor Merger(a)..............................        164,000              164,000
  Completed Dispositions............................       (381,250)            (349,250)
  New Loan Fees.....................................         10,473               10,473
                                                         ----------           ----------
Total additional bank borrowings....................     $1,951,383           $1,509,383
                                                         ==========           ==========

Interest expense at 7.0%............................     $  113,618           $   54,295
Less: historical interest expense...................         (5,596)                (674)
                                                         ----------           ----------
Net increase in interest expense....................        108,022               53,621
Reduction in interest expense on bank debt related
  to the application of net proceeds of the
  following at 7.0%:
  1996 Evergreen Offering contributed to the Company
     of $264,236 for the period January 1, 1996 to
     October 22, 1996...............................        (15,003)                  --
  $3.00 Convertible Preferred Stock Offering
     contributed to the Company of $287,808 for the
     year ended December 31, 1996 and for the period
     January 1, 1997 to June 16, 1997...............        (20,147)              (9,290)
  8 1/8% Notes proceeds of $485,000 for the year
     ended December 31, 1996 and for the nine months
     ended September 30, 1997.......................        (33,950)             (25,463)
Interest expense on $500,000 8 1/8% Notes issued
  December 22, 1997.................................         40,625               30,469
Reduction in interest expense related to the
  application of the 7.0% interest rate to the
  Company's bank debt prior to the refinancing of
  the Senior Credit Facility, to CRBC's bank debt
  prior to consummation of the Chancellor Merger and
  to KMG's bank debt prior to consummation of the
  Katz Acquisition..................................        (19,127)               1,439
                                                         ----------           ----------
Total adjustment for net increase in interest
  expense...........................................     $   60,420           $   50,776
                                                         ==========           ==========

     (a) The Company incurred additional bank borrowings of $133,000 to distribute to CMHC to retire outstanding borrowings under the Chancellor Broadcasting/Viacom Interim Financing and $31,000 to finance estimated acquisition costs related to the Chancellor Merger.

(12) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS RELATED TO THE PENDING TRANSACTIONS

(13) The detail of the historical financial data of the stations to be acquired or disposed of in the Pending Transactions for the year ended December 31, 1996 and the nine months ended September 30, 1997 has been obtained from the historical financial statements of the respective stations and is summarized below:

                                                        ACQUISITIONS                          DISPOSITIONS
                                        --------------------------------------------   ---------------------------
                                             SFX           DENVER        BONNEVILLE                    BONNEVILLE
                                          EXCHANGE       ACQUISITION       OPTION        WFLN-FM         OPTION        PENDING
                                         HISTORICAL      HISTORICAL      HISTORICAL     HISTORICAL     HISTORICAL    TRANSACTIONS
     YEAR ENDED DECEMBER 31, 1996        1/1-6/30(A)    1/1-12/31(B)    1/1-12/31(C)   9/1-12/31(D)   1/1-12/31(C)    HISTORICAL
--------------------------------------  -------------   -------------   ------------   ------------   ------------   ------------
Gross revenues........................     $ 5,726         $5,624         $55,482        $(1,455)       $(35,355)      $30,022
Less: agency commissions..............        (619)          (780)         (8,683)           159           4,528        (5,395)
                                           -------         ------         -------        -------        --------       -------
Net revenues..........................       5,107          4,844          46,799         (1,296)        (30,827)       24,627
Station operating expenses excluding
 depreciation and amortization........       3,676          3,947          25,678           (725)        (18,858)       13,718
Depreciation and amortization.........       2,141            477              --           (800)             --         1,818
Corporate general and
 administrative.......................       1,024             --              --             --              --         1,024
                                           -------         ------         -------        -------        --------       -------
Operating income (loss)...............      (1,734)           420          21,121            229         (11,969)        8,067
Interest expense......................          --            195              --             --            (562)         (367)
Other (income) expense................          --            (49)             (8)            --               9           (48)
                                           -------         ------         -------        -------        --------       -------
Net income (loss).....................     $(1,734)        $  274         $21,129        $   229        $(11,416)      $ 8,482
                                           =======         ======         =======        =======        ========       =======
Broadcast cash flow...................     $ 1,431         $  897         $21,121        $  (571)       $(11,969)      $10,909
                                           =======         ======         =======        =======        ========       =======

                                                                   ACQUISITIONS                DISPOSITIONS
                                                             -------------------------   -------------------------
                                                               DENVER      BONNEVILLE                  BONNEVILLE
                                                             ACQUISITION     OPTION        WFLN-FM       OPTION        PENDING
                                                             HISTORICAL    HISTORICAL    HISTORICAL    HISTORICAL    TRANSACTIONS
           NINE MONTHS ENDED SEPTEMBER 30, 1997              1/1-8/31(B)   1/1-9/30(C)   1/1-4/30(D)   1/1-9/30(C)    HISTORICAL
-----------------------------------------------------------  -----------   -----------   -----------   -----------   ------------
Gross revenues.............................................    $3,460        $32,912       $(1,298)     $(30,638)      $ 4,436
Less: agency commissions...................................      (458)        (4,992)          134         3,952        (1,364)
                                                               ------        -------       -------      --------       -------
Net revenues...............................................     3,002         27,920        (1,164)      (26,686)        3,072
Station operating expenses excluding depreciation and
 amortization..............................................     2,816         18,901          (728)      (14,206)        6,783
Depreciation and amortization..............................       198             --          (800)           --          (602)
Corporate general and administrative.......................        --             --            --            --            --
                                                               ------        -------       -------      --------       -------
Operating income (loss)....................................       (12)         9,019           364       (12,480)       (3,109)
Interest expense...........................................        --             --            --            --            --
Other (income) expense.....................................       (81)             4            --             9           (68)
                                                               ------        -------       -------      --------       -------
Net income (loss)..........................................    $   69        $ 9,015       $   364      $(12,489)      $(3,041)
                                                               ======        =======       =======      ========       =======
Broadcast cash flow........................................    $  186        $ 9,019       $  (436)     $(12,480)      $(3,711)
                                                               ======        =======       =======      ========       =======

(a) On July 1, 1996, CRBC entered into an agreement to exchange, in the SFX Exchange, WAPE-FM and WFYV-FM in Jacksonville, Florida (which were acquired as part of the Omni Acquisition) (see 5(k)(v)), and $11,000 in cash to SFX for WBAB-FM, WBLI-FM, WGBB-AM, and WHFM-FM in Long Island. CRBC entered into time brokerage agreements to operate WBAB-FM, WBLI-FM, WGBB-AM, and WHFM-FM effective July 1, 1996 and entered into time brokerage agreements to sell substantially all of the broadcast time of WAPE-FM and WFYV-FM effective July 1, 1996.

(b) On July 30, 1997, CRBC entered into an agreement to acquire, in the Denver Acquisition, KXPK-FM in Denver from Evergreen Wireless LLC (which is unrelated to the Company) for $26,000 in cash (including $1,650 paid by Chancellor in escrow). CRBC began operating KXPK-FM under a time brokerage agreement on September 1, 1997.

(c) On August 6, 1997, the Company and CRBC paid $3,000 to Bonneville for an option to exchange the Company's station WTOP-AM in Washington and CRBC's stations KZLA-FM in Los Angeles and WGMS-FM in Washington plus an additional $57,000 in cash for Bonneville's stations WNSR-FM in

     New York, KLDE-FM in Houston and KBIG-FM in Los Angeles (the "Bonneville Option"). The Bonneville Option was exercised on October 1, 1997, and definitive exchange documentation is presently being negotiated. The Company has entered into time brokerage agreements to operate KLDE-FM and KBIG-FM effective October 1, 1997 and WNSR-FM effective October 10, 1997 and has entered into time brokerage agreements to sell substantially all of the broadcast time of WTOP-AM, KZLA-FM and WGMS-FM effective October 1, 1997.

(d) On August 12, 1996, the Company entered into an agreement to acquire WFLN-FM in Philadelphia from Secret for $37,750 in cash. The Company also entered into an agreement to operate WFLN-FM under a time brokerage agreement effective September 1, 1996. The Company subsequently entered into an agreement to sell WFLN-FM to Greater Media for $41,800 in cash. On May 1, 1997, the Company assigned its time brokerage agreement to operate WFLN-FM to Greater Media. On July 16, 1997, Secret purported to terminate the sale of WFLN-FM to the Company. The Company subsequently brought suit against Secret to enforce its right to acquire WFLN-FM. In August 1997, pursuant to a court settlement, the Company, Secret and Greater Media agreed that (i) Secret would sell WFLN-FM directly to Greater Media for $37,750, (ii) Greater Media would deposit $4,050 (the difference between the Company's proposed acquisition price for WFLN-FM from Secret and the Company's proposed sale price for WFLN-FM to Greater Media) with the court and (iii) the Company and Secret would litigate each party's entitlement to the amount deposited with the court. As of the date hereof, no further resolution to this dispute has occurred.

(14) Reflects the elimination of time brokerage agreement fees received and paid by CRBC as follows:

               YEAR ENDED DECEMBER 31, 1996              MARKET      PERIOD     REVENUE   EXPENSE
               ----------------------------            -----------  ---------   -------   -------
     WAPE-FM, WFYV-FM................................  Jacksonville 7/1-12/31   $(1,963)  $(2,000)
     WBAB-FM, WBLI-FM, WGBB-AM, WHFM-FM..............  Long Island  7/1-12/31        --    (2,000)
                                                                                -------   -------
     Total adjustment for decrease in gross revenues and expenses............   $(1,963)  $(4,000)
                                                                                =======   =======

           NINE MONTHS ENDED SEPTEMBER 30, 1997          MARKET      PERIOD     REVENUE   EXPENSE
           ------------------------------------        -----------  ---------   -------   -------
     WAPE-FM, WFYV-FM................................  Jacksonville   1/1-9/5   $(2,711)  $  (490)
     WBAB-FM, WBLI-FM, WGBB-AM, WHFM-FM..............  Long Island    1/1-9/5        --    (2,711)
                                                                                -------   -------
     Total adjustment for decrease in gross revenues and expenses............   $(2,711)  $(3,201)
                                                                                =======   =======

(15) Reflects incremental amortization related to the Pending Transactions and is based on the allocation of the total consideration as follows:

                                                                YEAR ENDED        NINE MONTHS ENDED
                                                             DECEMBER 31, 1996    SEPTEMBER 30, 1997
                                                             -----------------    ------------------
     Amortization expense on $92,824 additional intangible
       assets amortized on a straight-line basis over a 15
       year period.........................................       $ 6,188               $ 4,641
     Less: historical amortization expense.................        (1,957)               (1,200)
                                                                  -------               -------
     Adjustment for net increase in amortization expense...       $ 4,231               $ 3,441
                                                                  =======               =======

     Historical depreciation expense of the Pending Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(16) Reflects the adjustment to interest expense in connection with the consummation of the Pending Transactions:

                                                                                       NINE
                                                                                      MONTHS
                                                                    YEAR ENDED         ENDED
                                                                   DECEMBER 31,    SEPTEMBER 30,
                                                                       1996            1997
                                                                   ------------    -------------
     Additional bank borrowings related to:
       Pending Acquisitions......................................    $92,350          $92,350
                                                                     =======          =======
     Interest expense on additional bank borrowings at 7.0%......    $ 6,465          $ 4,849
                                                                     =======          =======

(17) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.